                                                                    EXHIBIT 99.1














                          AGREEMENT AND PLAN OF MERGER

                               As of May 27, 1999

                                      among

                         FROST HANNA CAPITAL GROUP, INC.

                                       and

                          FHGB ACQUISITION CORPORATION

                                       and

                              GAINES, BERLAND INC.

                                       and

                              G-TRADE CAPITAL CORP.

                                       and

                          GAINES BERLAND HOLDINGS, INC.

                                INDEX OF HEADINGS
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ARTICLE I

Definitions.......................................................................................................1

ARTICLE II

The Merger........................................................................................................5
         2.1      The Merger......................................................................................5
         2.2      Effect of the Merger............................................................................5
         2.3      Articles of Incorporation; Bylaws...............................................................5
         2.4      Directors and Officers..........................................................................5
         2.5      Effect on Capital Stock.........................................................................5
                  2.5.1    Conversion of Gaines Berland Common Stock..............................................5
                  2.5.2    Capital Stock of FHGB..................................................................6
                  2.5.3    Adjustments to Conversion Ratio........................................................6
         2.6      Surrender of Certificates.......................................................................6
                  2.6.1    Exchange Agent.........................................................................6
                  2.6.2    Frost Hanna to Provide Frost Hanna Common Stock........................................6
                  2.6.3    Conversion Procedures..................................................................6
                  2.6.4    Distributions With Respect to Unexchanged Shares.......................................7
                  2.6.5    Transfers of Ownership.................................................................7
                  2.6.6    Required Withholding...................................................................7
                  2.6.7    No Liability...........................................................................7
         2.7      No Further Ownership Rights in Gaines Berland Common Stock......................................7
         2.8      Lost, Stolen or Destroyed Certificates..........................................................7
         2.9      Classes of Stock Entitled to Vote on Merger.....................................................8
         2.10     Former Name of Gaines Berland...................................................................8

ARTICLE III

Representations and Warranties of Gaines Berland..................................................................8
         3.1      Organization....................................................................................8
         3.2      Authorization; Enforceability...................................................................8
         3.3      No Violation or Conflict........................................................................8
         3.4      Consent of Governmental Authorities.............................................................9
         3.5      Financial Statements............................................................................9
         3.6      Compliance with Laws............................................................................9
         3.7      Legal Proceedings..............................................................................10
         3.8      Brokers........................................................................................10
         3.9      Absence of Material Adverse Changes............................................................10
         3.10     Articles of Incorporation, Bylaws and Minute Books.............................................11
         3.11     Capitalization.................................................................................11
         3.12     Rights, Warrants, Options......................................................................11
         3.13     Properties.....................................................................................12
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         3.14     Governmental Authorizations....................................................................12
         3.15     Insurance......................................................................................13
         3.16     Employment Matters.............................................................................13
                  (a)      Labor Unions..........................................................................13
                  (b)      Employment Policies...................................................................13
                  (c)      Employment Agreements.................................................................13
                  (d)      Employee Benefit Plans................................................................13
                  (e)      Personnel.............................................................................14
                  (f)      Labor Practices.......................................................................14
         3.17     Material Agreements............................................................................15
         3.18     List of Accounts...............................................................................16
         3.19     Inventory of Securities........................................................................16
         3.20     Related Party Transactions.....................................................................16
         3.21     Tax Matters....................................................................................16
         3.22     Guaranties.....................................................................................17
         3.23     Absence of Certain Business Practices..........................................................17
         3.24     Proxy Statement and Disclosure Documents.......................................................17
         3.25     Broker-Dealer Registration; Regulatory Issues..................................................17
         3.26     Year 2000 Problems.............................................................................19
         3.27     Investment Representations.....................................................................19
         3.28     Subscription Receivables; Energy Fund..........................................................19
         3.29     Disclosure.....................................................................................19

ARTICLE IV

Representations and Warranties of Frost Hanna and FHGB...........................................................20
         4.1      Organization...................................................................................20
         4.2      Authorization; Enforceability..................................................................20
         4.3      No Violation or Conflict.......................................................................20
         4.4      Consent of Governmental Authorities............................................................20
         4.5      Financial Statements; Commission Reports.......................................................21
         4.6      Compliance with Laws...........................................................................21
         4.7      Legal Proceedings..............................................................................22
         4.8      Brokers........................................................................................22
         4.9      Absence of Material Adverse Changes............................................................22
         4.10     Articles of Incorporation, Bylaws and Minute Books.............................................22
         4.11     Capitalization.................................................................................22
         4.12     Rights, Warrants, Options......................................................................22
         4.13     Properties.....................................................................................23
         4.14     Governmental Authorizations....................................................................23
         4.15     Insurance......................................................................................23
         4.16     Employment Matters.............................................................................23
                  (a)      Labor Unions..........................................................................23
                  (b)      Employment Policies...................................................................23
                  (c)      Employment Agreements.................................................................23
                  (d)      Employee Benefit Plans................................................................24
                  (e)      Personnel.............................................................................24
                  (f)      Labor Practices.......................................................................24
         4.17     Material Agreements............................................................................24
         4.18     List of Accounts...............................................................................25
         4.19     Business.......................................................................................25

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         4.20     Related Party Transactions.....................................................................25
         4.21     Tax Matters....................................................................................25
         4.22     Guaranties.....................................................................................26
         4.23     Validity of Frost Hanna Common Stock...........................................................26
         4.24     Absence of Certain Business Practices..........................................................26
         4.25     Proxy Statements...............................................................................26
         4.26     Disclosure.....................................................................................26

ARTICLE V

Covenants........................................................................................................26
         5.1      Interim Operations of Frost Hanna and Gaines Berland...........................................27
         5.2      Access.........................................................................................28
                  (a)      Frost Hanna Access....................................................................28
                  (b)      Gaines Berland Access.................................................................28
         5.3      Confidentiality................................................................................28
         5.4      Notification...................................................................................29
         5.5      Consent of Governmental Authorities and Others.................................................29
         5.6      Reasonable Efforts.............................................................................29
         5.7      No Other Negotiations..........................................................................29
         5.8      Cooperation....................................................................................30
         5.9      Shareholder Approval...........................................................................30
         5.10     Public Statements..............................................................................30
         5.11     Commission Filings.............................................................................30
         5.12     Listing........................................................................................30
         5.13     Employment Agreements..........................................................................30
         5.14     No Securities Transactions.....................................................................30
         5.15     Old Gaines Berland Plan........................................................................31
         5.16     Investment Intent Letters......................................................................31
         5.17     Name Change....................................................................................31
         5.18     Resignations...................................................................................31
         5.19     Shareholders' Agreements.......................................................................31
         5.20     Employment Agreements..........................................................................31
         5.21     Demand Registration Rights.....................................................................31
         5.22     Releases.......................................................................................31
         5.23     Life Insurance.................................................................................31

ARTICLE VI

Additional Agreements............................................................................................31
         6.1      Investigation; Notices.........................................................................31
         6.2      Survival of the Representations and Warranties.................................................31
         6.3      Securities Activities..........................................................................32
         6.4      Voting Agreement...............................................................................32
         6.5      Tax-Free Reorganization........................................................................32
         6.6      Indemnification; Insurance.....................................................................32
         6.7      Further Assurances.............................................................................33
         6.8      Frost Hanna Amendment to Articles of Incorporation.............................................33
         6.9      Use of Name....................................................................................33
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ARTICLE VII

Closing; Conditions Precedent; Termination.......................................................................33
         7.1      Closing........................................................................................33
         7.2      Mutual Conditions Precedent....................................................................33
                  (a)      Governmental Consents.................................................................33
                  (b)      No Litigation.........................................................................33
                  (c)      Shareholder Approval..................................................................34
                  (d)      Releases..............................................................................34
         7.3      Conditions Precedent to the Obligations of Gaines Berland......................................34
                  (a)      Representations and Warranties True...................................................34
                  (b)      Covenants Performed...................................................................34
                  (c)      Consents..............................................................................34
                  (d)      Opinion of Counsel....................................................................34
                  (e)      Certificate of Frost Hanna............................................................34
                  (f)      Minimum Cash..........................................................................34
                  (g)      Resignations..........................................................................34
                  (h)      Records...............................................................................34
                  (i)      Employment Agreements.................................................................34
         7.4      Conditions Precedent to the Obligations of Frost Hanna and FHGB................................35
                  (a)      Representations and Warranties True...................................................35
                  (b)      Covenants Performed...................................................................35
                  (c)      No Material Adverse Change............................................................35
                  (d)      Consents..............................................................................35
                  (e)      Opinion of Counsel....................................................................35
                  (f)      Certificate of Gaines Berland, G-Trade and Holdings...................................35
                  (g)      Auditor's Letters.....................................................................35
                  (h)      Shareholders' Agreements..............................................................35
                  (i)      Employment Agreements.................................................................35
                  (j)      Dissenters' Rights....................................................................35
                  (k)      Investment Intent Letters.............................................................36
         7.5      Termination; Termination Fee...................................................................36

ARTICLE VIII

Miscellaneous....................................................................................................37
         8.1      Notices........................................................................................37
         8.2      Entire Agreement...............................................................................37
         8.3      Assignment.....................................................................................37
         8.4      Waiver and Amendment...........................................................................37
         8.5      No Third Party Beneficiary.....................................................................37
         8.6      Severability...................................................................................37
         8.7      Expenses.......................................................................................38
         8.8      Headings.......................................................................................38
         8.9      Counterparts; Construction.....................................................................38
         8.10     Litigation; Prevailing Party...................................................................38
         8.11     Injunctive Relief..............................................................................38
         8.12     Remedies Cumulative............................................................................38
         8.13     Participation of Parties; Construction: Independent Counsel....................................38
         8.14     Governing Law..................................................................................38
         8.15     Jurisdiction and Venue.........................................................................38
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LIST OF SCHEDULES................................................................................................42

LIST OF EXHIBITS.................................................................................................44

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



                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger ("AGREEMENT") is entered into as of May 27, 1999, among Frost Hanna Capital Group, Inc., a Florida corporation ("FROST HANNA"), FHGB Acquisition Corporation, a New York corporation ("FHGB'), Gaines, Berland Inc., a New York corporation ("GAINES BERLAND"), G-Trade Capital Corp., a New York corporation ("G-TRADE"), and Gaines Berland Holdings, Inc., a Delaware corporation which is a wholly-owned subsidiary of Gaines Berland ("HOLDINGS").

                             PRELIMINARY STATEMENTS

         1. Gaines Berland is a privately-held securities brokerage and trading firm which provides investment banking and research services and is engaged in the institutional and retail sale of securities, G-Trade is a wholly-owned subsidiary of Gaines Berland which is a broker in formation and Holdings is a newly-formed subsidiary of Gaines Berland which has not conducted any operations.

         2. Frost Hanna is a public company that was formed to seek to effect a merger or other business combination with an operating or development-stage company.

         3. Frost Hanna, Gaines Berland, G-Trade and Holdings believe that it is in their respective best interests and in the best interests of their respective shareholders for FHGB to merge with and into Gaines Berland, all upon the terms and subject to the conditions of this Agreement.

                                    AGREEMENT

         In consideration of the preliminary statements and the respective covenants, representations and warranties contained in this Agreement, the parties agree as set forth below.

                                    ARTICLE I

                                   DEFINITIONS

         In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

         "AFFILIATE" has the meaning specified in Rule 144 promulgated by the Commission under the Securities Act.

         "AGREEMENT" means this Agreement and Plan of Merger, together with all exhibits and schedules referred to herein.

         "CERTIFICATE OF MERGER" has the meaning set forth in SECTION 2.1.

         "CERCLA" has the meaning set forth in SECTION 3.6(b) of this Agreement.

         "CERTIFICATES" has the meaning set forth in SECTION 2.6.3.

         "CLOSING" has the meaning set forth in SECTION 7.1 of this Agreement.

         "CLOSING DATE" has the meaning set forth in SECTION 7.1 of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "COMMISSION" means the Securities and Exchange Commission.

         "CONSENT" means any consent, approval, waiver or authorization of, or any registration, qualification, designation, declaration or filing with any Person.

         "CONVERSION RATIO" has the meaning set forth in SECTION 2.5.1.

         "EFFECTIVE DATE" has the meaning set forth in SECTION 7.1.

         "EFFECTIVE TIME" has the meaning set forth in SECTION 7.1.

         "EMPLOYMENT AGREEMENTS"  has the meaning specified in SECTION 5.13.

         "ENVIRONMENTAL LAWS" means all Laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, Laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or industrial, toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemicals, pollutants, contaminants, or industrial, toxic or hazardous substances or wastes, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

         "ERISA" has the meaning set forth in SECTION 3.16(d) of this Agreement.

         "EXCHANGE AGENT" has the meaning set forth in SECTION 2.6.1.

         "FLORIDA BCA" means the Business Corporation Act of the State of Florida, as amended.

         "FHGB COMMON STOCK" means the common stock of FHGB, par value, $.0001 per share.

         "FROST HANNA COMMON STOCK" means the common stock of Frost Hanna, par value $.0001 per share.

         "FROST HANNA COMMISSION REPORTS" has the meaning specified in SECTION 4.5.

         "FROST HANNA FINANCIAL STATEMENTS" has the meaning specified in SECTION 4.5.

         "FROST HANNA MATERIAL ADVERSE EFFECT" has the meaning set forth in
SECTION 4.1 of this Agreement.

         "FROST HANNA MATERIAL AGREEMENTS" has the meaning set forth in SECTION
4.17 of this Agreement.

         "FROST HANNA PROXY STATEMENT" means the proxy statement to be provided to the shareholders of Frost Hanna in connection with the meeting of its shareholders contemplated hereby.

         "FROST HANNA RELATED PARTY" and "FROST HANNA RELATED PARTIES" have the meanings set forth in SECTION 4.20 of this Agreement.

         "G-TRADE COMMON STOCK" means the common stock of G-Trade, no par value.

         "GAINES BERLAND COMMON STOCK" means the common stock of Gaines Berland, par value $.01 per share.

         "GAINES BERLAND DISCLOSURE DOCUMENT" means the disclosure materials to be provided to the shareholders of Gaines Berland in connection with the meeting of its shareholders contemplated hereby.

         "GAINES BERLAND FINANCIAL STATEMENTS" has the meaning set forth in
SECTION 3.5 of this Agreement.

         "GAINES BERLAND INTELLECTUAL PROPERTY" has the meaning set forth in
SECTION 3.13(b) of this Agreement.

         "GAINES BERLAND MATERIAL ADVERSE EFFECT" has the meaning set forth in
SECTION 3.1 of this Agreement.

         "GAINES BERLAND MATERIAL AGREEMENTS" has the meaning set forth in
SECTION 3.17 of this Agreement.

         "GAINES BERLAND PENSION PLAN" has the meaning set forth in SECTION 3.16(d) of this Agreement.

         "GAINES BERLAND PLANS" has the meaning set forth in SECTION 3.16(d) of this Agreement.

         "GAINES BERLAND RELATED PARTY" and "GAINES BERLAND RELATED PARTIES" have the meanings set forth in SECTION 3.20.

         "GAINES BERLAND WELFARE PLAN" has the meaning set forth in SECTION 3.16 of this Agreement.

         "GOVERNMENTAL AUTHORITY" means any federal, state, municipal, local, foreign or other judicial, arbitral, governmental or regulatory authority or organization, body, entity, agency or instrumentality, or any political subdivision thereof.

         "GUARANTY" means, as to any Person, any contract, agreement or understanding of such Person pursuant to which such Person guarantees the indebtedness, liabilities or obligations of others, directly or indirectly, in any manner, including agreements to purchase such indebtedness, liabilities or obligations, or to supply funds to or in any manner invest in others, or to otherwise assure the holder of such indebtedness, liabilities or obligations against loss, or any "keep well" or similar arrangement.

         "HOLDINGS COMMON STOCK" means the common stock of Holdings, par value $.001 per share.

         "HOLDINGS PREFERRED STOCK" means the preferred stock of Holdings, par value $.001 per share.

         "INTANGIBLE PROPERTY" means, as to any Person, all foreign and domestic trademarks, trademark rights, trade names, trade dress, trade name rights, service marks, brands and copyrights (or pending registrations and applications therefor) owned, used or controlled by such Person, and all other intellectual property and proprietary rights, including trade secrets, technology, know-how and other information owned, held or used by such Person.

         "IRS" means the Internal Revenue Service or any successor agency.

         "KNOWLEDGE" or "KNOWN" means, with respect to any representation or warranty or other statement in this Agreement qualified by the knowledge of any party, that such party has made a reasonable investigation as to the matters that are the subject of such representation, warranty or other statement. Where reference is made to the knowledge of any party, such reference shall mean the knowledge of the officers and directors of such party and their respective Subsidiaries, all of whom shall be deemed to have conducted the investigation required by this definition. The "knowledge" of all of the Principal Shareholders shall be imputed to Gaines Berland.

         "LAW" means each and every law, ordinance, statute, common law, regulation, judgment, directive, ruling, order and other legal requirement of any Governmental Authority, self-regulatory organization or other entity, including, but not limited to, those relating to securities and broker-dealers.

         "MERGER" has the meaning set forth in Article II of this Agreement.

         "NASD" means National Association of Securities Dealers, Inc.

         "NEW YORK BCL" mean the New York Business Corporation Law, as amended.

         "OLD GAINES BERLAND PLAN" has the meaning specified in SECTION 5.15.

         "ORDER" means any judgment, injunction, notice, suit, decree or order of any Governmental Authority, court, ordinance, entity, arbitral entity or self-regulatory organization.

         "PBGC" has the meaning set forth in SECTION 3.16(d) of this Agreement.

         "PERMIT" means any consent, authorization, approval registration, qualification, filing, franchise, certificate, license or permit of any Governmental Authority, self-regulatory organization or other Person.

         "PERSON" means any natural person, corporation, unincorporated organization, partnership, association, joint stock company, joint venture, trust or Governmental Authority or any other entity.

         "PRINCIPAL SHAREHOLDERS" shall mean the individuals whose names are set forth on SCHEDULE 1.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SRO REPORTS" means, as to a Person, all forms, reports, statements and documents required to be filed by a Person with NASD, any stock exchange or any other self-regulatory organizations since January 1, 1995.

         "SUBSIDIARY" of any Person means any Person, whether or not capitalized, in which such Person owns, directly or indirectly, an equity interest of 50% or more, or any Person which may be controlled, directly or indirectly, by such Person, whether through the ownership of voting securities, by contract, or otherwise.

         "SURVIVING CORPORATION" has the meaning set forth in SECTION 2.1.

         "TAX" means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, transportation, transportation excise, registration, value added, documentary stamp, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax or governmental charge, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; the foregoing shall include any transferee or secondary liability for a Tax and any liability assumed by agreement or arising as a result of being (or ceasing to be) a member of any affiliated group (or being included (or required to be included) in any tax return relating thereto).

         "TERMINATION DATE" has the meaning set forth in SECTION 7.5 of this Agreement.

         "VOTING AGREEMENT" has the meaning set forth in SECTION 6.4 of this Agreement.

                                   ARTICLE II

                                   THE MERGER

         2.1 THE MERGER. At the Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of applicable Law, FHGB shall be merged with and into Gaines Berland (the "MERGER"), the separate corporate existence of FHGB shall cease and Gaines Berland shall continue as the surviving corporation. Gaines Berland as the surviving corporation after the Merger is hereinafter sometimes referred to as the "SURVIVING CORPORATION". Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger, substantially in the form of EXHIBIT G, with the Secretary of State of the State of New York in accordance with the relevant provisions of the New York BCL ("CERTIFICATE OF MERGER").

         2.2 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of New York Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Gaines Berland and FHGB shall vest in the Surviving Corporation, and all debts, liabilities and duties of Gaines Berland and FHGB shall become the debts, liabilities and duties of the Surviving Corporation.

         2.3 ARTICLES OF INCORPORATION; BYLAWS.

                  2.3.1 At the Effective Time, the Articles of Incorporation of Gaines Berland, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by Law and such Articles of Incorporation of the Surviving Corporation.

                  2.3.2 The Bylaws of Gaines Berland, as in effect immediately prior to the Effective Time, shall be, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended.

         2.4 DIRECTORS AND OFFICERS. The initial directors of the Surviving Corporation shall be the directors of Gaines Berland immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Gaines Berland immediately prior to the Effective Time, until their respective successors are duly appointed.

         2.5 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the parties, or the holders of any of the following securities, the following shall occur:

                  2.5.1 CONVERSION OF GAINES BERLAND COMMON STOCK. Each share of Gaines Berland Common Stock issued and outstanding immediately prior to the Effective Time, will be canceled and extinguished and automatically converted (subject to SECTION 2.5.3) into the right to receive 21,917 shares of Frost Hanna Common Stock ("CONVERSION RATIO") upon surrender of the certificate representing such share of the Gaines Berland Common Stock in the manner provided herein (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (or other indemnity required by the Exchange Agent) in the manner provided herein); PROVIDED, HOWEVER, that in the event that shares of Gaines Berland Common Stock are redeemed after the date hereof pursuant to the terms of agreements with shareholders in effect on the date hereof or Frost Hanna consents to the issuance of additional shares of Gaines Berland Common Stock pursuant to SECTION 5.1(ii), then the Conversion Ratio shall be deemed automatically modified to the nearest lower whole number equal to the product of
(i) 21,917 and (ii) a fraction, the numerator of which is 730 and the denominator of which is equal to the number of shares of Gaines Berland Common Stock outstanding immediately prior to the Effective Time, assuming that none of Gaines Berland's shareholders had exercised dissenters' rights; PROVIDED, FURTHER, notwithstanding anything to the contrary set forth herein, in no event shall the aggregate number of shares issuable under this SECTION 2.5.1 exceed 16,000,000, less the number of shares of Frost Hanna Common Stock into which Gaines Berland Common Stock would be converted into but for the exercise of dissenters' rights by the holders of Gaines Berland Common Stock. Subject to applicable terms, if any shares of Gaines Berland Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Gaines Berland, then the shares of Frost Hanna Common Stock issued in exchange for such shares of Gaines Berland Common Stock will also be unvested to the same extent and subject to the same repurchase option, risk of forfeiture or other condition, as applicable, and the certificates representing such shares of Frost Hanna Common Stock may accordingly be marked with appropriate legends.

                  2.5.2 CAPITAL STOCK OF FHGB. Each share of FHGB Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, automatically be converted into one validly issued, fully paid and nonassessable share of Common Stock of the Surviving Corporation. Each certificate evidencing ownership of shares of FHGB Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

                  2.5.3 ADJUSTMENTS TO CONVERSION RATIO. Subject to SECTION 7.3(f), notwithstanding anything to the contrary set forth herein, if the amount of cash and cash equivalents of Frost Hanna less the amount of liabilities of Frost Hanna plus any amounts paid or payable to NASDAQ for Small Cap listing fees by Frost Hanna plus any director's and officer's insurance premiums paid or payable by Frost Hanna (all calculated in accordance with generally accepted accounting principles) at the Effective Time ("NET CASH ASSETS") is less than $4,500,000, then the Conversion Ratio shall be automatically adjusted to the nearest lower whole number by multiplying it by a fraction, the numerator of which is 4,500,000 and the denominator of which is the Net Cash Assets.

         2.6 SURRENDER OF CERTIFICATES.

                  2.6.1 EXCHANGE AGENT. American Stock Transfer & Trust Company, Frost Hanna's transfer agent, shall act as the exchange agent (the "EXCHANGE AGENT") in the Merger.

                  2.6.2 FROST HANNA TO PROVIDE FROST HANNA COMMON STOCK. Promptly after the Effective Time, Frost Hanna shall make available to the Exchange Agent for exchange in accordance with this Article II, the shares of Frost Hanna Common Stock issuable pursuant hereto in exchange for outstanding shares of Gaines Berland Common Stock.

                  2.6.3 CONVERSION PROCEDURES. Promptly after the Effective Time, Frost Hanna shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) a certificate or certificates (the "CERTIFICATES") which immediately prior to the Effective Time represented outstanding shares of Gaines Berland Common Stock whose shares were converted into the right to receive shares of Frost Hanna Common Stock in the Merger, (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Frost Hanna may reasonably specify ) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Frost Hanna Common Stock. Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Frost Hanna, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of whole shares of Frost Hanna Common Stock into which their shares of Gaines Berland Common Stock were converted at the Effective Time in accordance with the Conversion Ratio, and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes to evidence only the ownership of the number of full shares of Frost Hanna Common Stock into which such shares of Gaines Berland Common Stock shall have been so converted. All certificates issued as a result of the conversion of Gaines Berland Common Stock in the Merger representing Frost Hanna Common Stock will bear restrictive legends to the effect that the shares represented by such certificates have not been registered under the Securities Act and can only be transferred in compliance therewith.

                  2.6.4 DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions declared or made after the date of this Agreement with respect to Frost Hanna Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates with respect to the shares of Frost Hanna Common Stock represented thereby (subject to SECTION 2.8) until the holders of record of such Certificates shall surrender such Certificates in accordance with this SECTION 2.6 (subject to SECTION 2.8). Subject to applicable Law, following surrender of any such Certificates, the Exchange Agent shall deliver to the record holders thereof, without interest, certificates representing whole shares of Frost Hanna Common Stock issued in exchange therefor.

                  2.6.5 TRANSFERS OF OWNERSHIP. If certificates representing shares of Frost Hanna Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Frost Hanna or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Frost Hanna Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of Frost Hanna or any agent designated by it that such tax has been paid or is not payable.

                  2.6.6 REQUIRED WITHHOLDING. Each of the Exchange Agent, Frost Hanna and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Gaines Berland Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable Law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

                  2.6.7 NO LIABILITY. Notwithstanding anything to the contrary, neither the Exchange Agent, Frost Hanna, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Frost Hanna Common Stock or Gaines Berland Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         2.7 NO FURTHER OWNERSHIP RIGHTS IN GAINES BERLAND COMMON STOCK. All shares of Frost Hanna Common Stock issued upon the surrender for exchange of shares of Gaines Berland Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Gaines Berland Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Gaines Berland Common Stock which were outstanding immediately prior to the Effective Time. If after the Effective Time Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II.

         2.8 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Frost Hanna Common Stock into which the shares of Gaines Berland Common Stock represented by such Certificates were converted; provided, however, that Frost Hanna may, in its discretion and as a condition precedent to the issuance of such certificates representing shares of Frost Hanna Common Stock, require the owner of such lost, stolen or destroyed Certificates to indemnify Frost Hanna against any claim that may be made against Frost


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



Hanna, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

         2.9 CLASSES OF STOCK ENTITLED TO VOTE ON MERGER. With respect to both FHGB and Gaines Berland, the only class of stock of the constituent corporations entitled to vote on the Merger is FHGB Common Stock and Gaines Berland Common Stock.

         2.10 FORMER NAME OF GAINES BERLAND. Gaines Berland was incorporated in the State New York on September 23, 1983 under the name "Gaines, Berland, Shaffer & Silvershein Inc." On May 25, 1984, Gaines Berland filed a certificate of amendment to its certificate of incorporation to change its name to "Gaines, Berland Inc."

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF GAINES BERLAND

         In order to induce Frost Hanna and FHGB to enter into this Agreement and to consummate the transactions contemplated hereby, Gaines Berland, makes the representations and warranties set forth below to Frost Hanna and FHGB.

         3.1 ORGANIZATION. Each of Gaines Berland, and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the Laws of its state of incorporation. Each of Gaines Berland and its Subsidiaries is duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations, assets, liabilities, prospects or business of Gaines Berland and its Subsidiaries on a consolidated basis (a "GAINES BERLAND MATERIAL ADVERSE EFFECT"). Each jurisdiction in which Gaines Berland or any of its Subsidiaries is qualified to transact business as a foreign corporation or licensed to do business as a broker-dealer is listed on SCHEDULE 3.1. Each of Gaines Berland and its Subsidiaries has the corporate authority to (i) own or lease and operate its properties and (ii) conduct its business as presently conducted. Each of Gaines Berland and its Subsidiaries has the corporate authority to execute, deliver and perform this Agreement. G-Trade is a broker in formation, which has filed (or will file) all necessary items with the Commission, NASD and other Governmental Authorities and self-regulatory organizations for it to become a licensed broker-dealer. G-Trade is an newly-formed company, which has never engaged in any business activity other than seeking to obtain all necessary Consents and Permits to become a registered broker-dealer. Holdings is a newly formed company, which has never engaged in any business activity.

         3.2 AUTHORIZATION; ENFORCEABILITY. Subject to the receipt of shareholder approval by the shareholders of Gaines Berland, the execution, delivery and performance of this Agreement by Gaines Berland and its Subsidiaries and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Gaines Berland and its Subsidiaries. This Agreement has been duly executed and delivered by Gaines Berland and its Subsidiaries, and constitutes the legal, valid and binding obligations of Gaines Berland and its Subsidiaries, enforceable against them in accordance with their terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other Laws relating to or affecting the enforcement of creditors' rights generally or by general principles of equity.

         3.3 NO VIOLATION OR CONFLICT. The execution, delivery and performance of this Agreement by Gaines Berland and its Subsidiaries and the consummation by them of the transactions contemplated hereby and thereby: (i) do not and will not violate or conflict with any provision of Law or any Order specifically naming Gaines Berland, or any of its Subsidiaries or any Principal Shareholder, or any provision of Gaines Berland's or any of its Subsidiaries' Articles or Certificate of Incorporation or Bylaws; and (ii) do not and will not, with or without the passage of time or the giving of notice, (a) result in the breach of, or constitute a default, cause the acceleration of performance, permit the unilateral modification or termination of, or require any Consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Gaines Berland or any of its Subsidiaries or pursuant to, any material instrument or agreement to which any of them is a party or by which any of them or their respective properties may be bound or affected; or (b) result in any violation, suspension, revocation, impairment, forfeiture or nonrenewal of any Permit or Consent.

         3.4 CONSENT OF GOVERNMENTAL AUTHORITIES. Except as set forth on
SCHEDULE 3.4, and other than in connection with the New York BCL, no Consent or Permit from, of or with any Governmental Authority or self-regulatory organization is required to be made or obtained by Gaines Berland or any of its Subsidiaries or any Principal Shareholder in connection with the execution, delivery or performance by them of this Agreement or the consummation by them of the transactions contemplated hereby. There is no unresolved objection to the Merger made by any Governmental Authority or self-regulatory organization.

         3.5 FINANCIAL STATEMENTS. Gaines Berland has previously delivered to Frost Hanna, a true and complete copy of the balance sheets of Gaines Berland for the fiscal years ended August 31, 1998, 1997, 1996, 1995 and 1994, and the statements of income, cash flows and retained earnings of Gaines Berland for the fiscal years then ended, including any related notes, audited for the 1998, 1997, 1996, 1995 and 1994 fiscal years by Gaines Berland's independent certified public accountants pursuant to their audit of the financial records of Gaines Berland, and the balance sheets of Gaines Berland as of February 28, 1999, and the statements of income, cash flows and retained earnings of Gaines Berland for the three-month period ended February 28, 1999 (collectively, the "GAINES BERLAND FINANCIAL STATEMENTS"). Except as indicated on SCHEDULE 3.5, the Gaines Berland Financial Statements: (i) have been prepared in accordance with the books of account and records of Gaines Berland, which books and records have been maintained in a consistent manner; (ii) fairly present in all material respects Gaines Berland's and its Subsidiaries' financial condition, assets, liabilities, equity and the results of their operations at the dates and for the periods specified in those statements; and (iii) have been prepared in accordance with generally accepted accounting principles (except for a lack of footnotes with respect to unaudited financial statements) consistently applied with prior periods. Other than as disclosed by the Gaines Berland Financial Statements dated February 28, 1999 or specifically noted on SCHEDULE 3.17, neither Gaines Berland nor any of its Subsidiaries has any liabilities, commitments or obligations (which reasonably could be expected to be material to Gaines Berland and its Subsidiaries on a consolidated basis) of any nature whatsoever, whether accrued, contingent or otherwise (other than nonmaterial liabilities, commitments or obligations incurred since February 28, 1999 in the ordinary course of business consistent with past practices to Persons other than Affiliates of Gaines Berland) or any unrealized or anticipated losses (which reasonably could be expected to be material to Gaines Berland and its Subsidiaries on a consolidated basis) from any commitments of Gaines Berland or any of its Subsidiaries, and, to Gaines Berland's knowledge, there is no reasonable basis for assertion against Gaines Berland or any of its Subsidiaries of any such liability, commitment, obligation or loss. Except as set forth on
SCHEDULE 3.5, to Gaines Berland's knowledge, there is no basis for assertion against Gaines Berland any of its Subsidiaries of any claim, liability, commitment or obligation of any nature, whether absolute, accrued or contingent, and whether due or to become due, which is not included, disclosed or noted in the Gaines Berland Financial Statements which could be, individually or in the aggregate, material. G-Trade and Holdings have no liabilities of any nature, whether accrued, contingent or otherwise, except for liabilities not exceeding $100,000 in the aggregate. Except as set forth on SCHEDULE 3.5, G-Trade and Holdings have no assets in excess of $100,000 in the aggregate.

         3.6 COMPLIANCE WITH LAWS.

                  (a) Except as previously disclosed in writing, each of Gaines Berland and its Subsidiaries and their respective officers, directors and employees and the Principal Shareholders are, and during the past six years have been, in compliance with all Laws and Orders applicable to Gaines Berland and its Subsidiaries and their respective businesses and properties. Except as previously disclosed in writing, neither Gaines Berland nor any of its Subsidiaries nor any of the Principal Shareholders nor any of there Affiliates has received notification from any Governmental Authority or self-regulatory organization asserting that any of them may not (or questioning or investigating whether any of them may not) be in material compliance with or may have violated any Law or Order, or threatening to revoke any Consent or Permit, and neither Gaines Berland nor any of its Subsidiaries nor any of their respective officers, directors or employees is subject to any agreement or consent decree or Order with any Governmental Authority or self-regulatory organization arising out of previously asserted violations nor is there any factual basis for any of the foregoing. Frost Hanna has been furnished with true and correct copies of all records of inspections, audits and reports of any of Gaines Berland's or its Subsidiaries' businesses or and properties during the last three years under applicable Laws or conducted by insurance companies, self-regulatory organizations, consultants or other Persons; and all deficiencies noted therein have been corrected. Frost Hanna has been furnished with true and correct copies of all correspondence and other filings made to or received from any Governmental Authority or self-regulatory organization regarding Gaines Berland or any of its Subsidiaries within the last three years.

                  (b) Without limiting the generality of SECTION 3.6(a), there are, with respect to Gaines Berland and its Subsidiaries, no past or present material violations of any Environmental Laws, releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents or contractual obligations which may give rise to any common law or other legal liability, including, without limitation, liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the rules and regulations promulgated thereunder ("CERCLA"), or similar Laws.

         3.7 LEGAL PROCEEDINGS. Except as previously disclosed in writing, neither Gaines Berland nor any of its Subsidiaries (and to Gaines Berland's knowledge none of its officers, directors or employees) nor any of the Principal Shareholders is, a party to any pending or, to the knowledge of Gaines Berland, threatened, legal, administrative or other proceeding, arbitration or investigation relating to Gaines Berland's or any of its Subsidiaries' businesses or the securities business, and Gaines Berland has no knowledge of any set of facts which could reasonably be expected to result in any legal, administrative or other proceeding, arbitration or investigation involving any of them. Except as previously disclosed in writing, neither Gaines Berland nor any of its Subsidiaries (and to Gaines Berland's knowledge, none of its officers, directors or employees) is subject to any Order of any court, judicial entity, arbitral entity, self-regulatory organization or Governmental Authority. Each of Gaines Berland and its Subsidiaries and their respective officers, directors and employees is in compliance with the terms of each Order set forth on SCHEDULE 3.7. None of the items set forth on SCHEDULE 3.7 could, individually or in the aggregate, reasonably be expected to have a Gaines Berland Material Adverse Effect. Gaines Berland is of the reasonable belief, after consultation with counsel, and based upon Gaines Berland's reasonable belief as to how a court would apply the law to the facts, that the final resolution of the arbitration matter styled GAINES v. GAINES BERLAND ET AL. will not result in any material liability to Gaines Berland.

         3.8 BROKERS. Except as otherwise set forth on SCHEDULE 3.8, neither Gaines Berland nor any of its Subsidiaries has employed any financial advisor, broker or finder and none has incurred and none will incur any broker's, finder's, investment banking or similar fees, commissions or expenses to any other party in connection with the transactions contemplated by this Agreement.

         3.9 ABSENCE OF MATERIAL ADVERSE CHANGES. Except as set forth on
SCHEDULE 3.9, or otherwise expressly disclosed herein, from August 31, 1998 to the date hereof: (i) each of Gaines Berland and its Subsidiaries has conducted its businesses in the ordinary and usual course consistent with past practices;
(ii) there has been no occurrence which could reasonably be expected to cause or have a Gaines Berland Material Adverse Effect; (iii) neither Gaines Berland nor any of its Subsidiaries has engaged or agreed to engage in any of the actions described in SECTION 5.1 (except subsections (xiii) and (xvi) thereof).

         3.10 ARTICLES OF INCORPORATION, BYLAWS AND MINUTE BOOKS. True and complete copies of the Articles or Certificates of Incorporation, as amended to date, Bylaws, as amended to date, and minute books of Gaines Berland and its Subsidiaries have been delivered by Gaines Berland to Frost Hanna. Such documents contain complete and accurate records in all material respects and have embodied therein copies of minutes of all meetings and actions by written consent of the incorporators, boards of directors (and committees thereof) and shareholders of such entities from the date of incorporation to the date hereof; and such items accurately reflect all material actions taken by such Persons.

         3.11 CAPITALIZATION. The authorized capital stock of Gaines Berland consists solely of 1,000 shares of Gaines Berland Common Stock and 100,000 shares of preferred stock, par value $10.00 per share. The authorized capital stock of G-Trade consists of 200 shares of G-Trade Common Stock. The authorized capital stock of Holdings consists of 1,000,000 shares of Holdings Common Stock and 1,000,000 shares of Holding Preferred Stock. None of such preferred stock is issued and outstanding. There are 730 shares of Gaines Berland Common Stock issued and outstanding, which are legally and beneficially owned by the parties set forth on SCHEDULE 3.11 hereto. There are 100 shares and 100 shares, respectively, of G-Trade Common Stock and Holdings Common Stock issued and outstanding, all of which are legally and beneficially owned by Gaines Berland. The Principal Shareholders own in the aggregate 567 shares of Gaines Berland Common Stock, and Gaines Berland owns 100 and 100 shares of G-Trade Common Stock and Holdings Common Stock, respectively, free and clear of any liens, charges, encumbrances, shareholders' agreements (except those referenced on SCHEDULE 3.11, which shall be terminated prior to the Effective Time), voting agreements, rights of first refusal, voting trusts or other restrictions of any nature whatsoever, and a vote of such shares in favor of the Merger and the transactions contemplated hereby would be sufficient for shareholder approval thereof. Except as set forth on SCHEDULE 3.11, to Gaines Berland's knowledge, no Gaines Berland Common Stock owned by any Person other than a Principal Shareholder is subject to any lien, charge, encumbrance, shareholders' agreement, voting agreement, right of first refusal, voting trust or other restriction. All shares of Gaines Berland's and each of its Subsidiaries' outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by Gaines Berland or any of its Subsidiaries from the date of incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of Gaines Berland or any of its Subsidiaries. All Taxes (including documentary stamp taxes) required to be paid in connection with the issuance by Gaines Berland or any of its Subsidiaries of their capital stock have been paid. All authorizations required to be obtained from or registrations required to be effected with any Person in connection with the issuances of securities by Gaines Berland, and each of its Subsidiaries from their respective dates of incorporation to the date hereof have been obtained or effected and all securities of Gaines Berland and its Subsidiaries have been issued in accordance with the provisions of all applicable securities and other Laws. G-Trade and Holdings are Gaines Berland's only Subsidiaries; and neither Holdings nor G-Trade has any Subsidiaries. Except as set forth on SCHEDULE 3.11, neither Gaines Berland nor any of its Subsidiaries has any equity investment in any other corporation, association, partnership, joint venture or other entity, except for marketable securities of publicly-held companies held in the ordinary course of its brokerage business.

         3.12 RIGHTS, WARRANTS, OPTIONS. There are no outstanding: (i) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of Gaines Berland or any of its Subsidiaries or to which Gaines Berland or any of its Subsidiaries is a party; (ii) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of Gaines Berland or any of its Subsidiaries issued by Gaines Berland or any of its Subsidiaries or any other Person; or (iii) commitments, agreements or understandings of any kind to which Gaines Berland or any of its Subsidiaries is a party, including employee benefit arrangements, relating to the issuance or repurchase (except pursuant to existing agreements with shareholders) by Gaines Berland or any of its Subsidiaries of any capital stock or other equity interests of Gaines Berland or any of its Subsidiaries, any such securities or instruments convertible into or exchangeable for capital stock or other equity interests of Gaines Berland or any of its Subsidiaries or any such options, warrants or rights.

         3.13 PROPERTIES.

                  (a) Gaines Berland has valid title to all properties, interests in properties and assets (real and personal) as reflected in the balance sheets of Gaines Berland as of February 28, 1999 or acquired after February 28, 1999 (except properties, interests in properties and assets sold or otherwise disposed of since February 28, 1999, in the ordinary course of business to Persons other than Affiliates of Gaines Berland), and all of its other properties, interests in properties and assets (real and personal), free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except the lien of current Taxes not yet due and payable and liens which are not in the aggregate material. SCHEDULE 3.13(a) lists all such liens and the properties and assets encumbered. None of Gaines Berland or its Subsidiaries own any real property. SCHEDULE 3.13(a) lists each piece of real property leased or utilized by Gaines Berland or any its Subsidiaries, including the owner or lessee thereof, the location thereof and the use to which it is put by Gaines Berland and/or any of its Subsidiaries. The facilities and equipment of Gaines Berland and its Subsidiaries necessary to the operations of their business are in good operating condition and repair sufficient for the operation of their businesses as presently conducted. Gaines Berland has delivered to Frost Hanna a true and correct copy of all leases under which it or its Subsidiaries occupy real property. All of such leases are valid, subsisting and in full force and effect and all amounts due thereunder have been paid. There has been no material default under any such lease or any waiver, indulgence or postponement of performance. Gaines Berland and its Subsidiaries enjoy peaceful and undisturbed possession under such leases, none of which contain provisions which would materially impair or adversely affect their ability to operate their businesses as operated in the past or contemplated to be operated in the future. The continuation, validity and effectiveness of such leases will not be materially adversely effected by the transactions contemplated hereby. Except for those assets leased or licensed by Gaines Berland or its Subsidiaries and listed on SCHEDULE 3.13(a), Gaines Berland or its Subsidiaries own all assets used in their business.

                  (b) Gaines Berland or one of its Subsidiaries owns, is licensed to use or is otherwise entitled to use, all material patents, trademarks, trade names, service marks, copyrights and applications for any of the foregoing, together with all other technology, know-how, tangible or intangible proprietary information or material and formulae used in or necessary to their businesses (the "GAINES BERLAND INTELLECTUAL PROPERTY"). Except as set forth on SCHEDULE 3.13(b), no royalties, license fees or similar payments are payable in connection with the use of the Gaines Berland Intellectual Property.
SCHEDULE 3.13(b) lists all patents, trademarks, trade names, service marks, copyrights and applications included in the Gaines Berland Intellectual Property. Except as disclosed on SCHEDULE 3.13(b), no claims have been asserted in writing to Gaines Berland or any of its Subsidiaries or, to the knowledge of Gaines Berland, otherwise asserted or threatened, by any Person (i) to the effect that the Gaines Berland Intellectual Property associated or utilized in connection with the provision of services or the sale or use of any product or process as now used or offered by Gaines Berland or any of its Subsidiaries infringes on any intellectual property rights of any other Person, (ii) against the use by Gaines Berland or any of its Subsidiaries of any of the Gaines Berland Intellectual Property or (iii) challenging or questioning the validity or effectiveness of any of the Gaines Berland Intellectual Property. All granted and issued patents and all registered trademarks and copyrights listed on
SCHEDULE 3.13(b) are valid and subsisting.

         3.14 GOVERNMENTAL AUTHORIZATIONS. Gaines Berland and its Subsidiaries and their respective officers, directors and employees have in full force and effect, and have in the past at all times had in full force and effect, all Consents and Permits required under applicable Law or by self-regulatory organizations for the ownership of their properties and operation of their businesses, free from unreasonable restrictions, including, but not limited to, those Consents and Permits necessary to enable them to sell securities in any jurisdiction in which any of them operates. Except as set forth on SCHEDULE 3.14, none of the transactions contemplated hereby could reasonably be expected to have an adverse effect on the status of any such Permit or Consent or require Gaines Berland or any of its Subsidiaries or their Affiliates to obtain any additional Consent or Permit to continue to operate the business of Gaines Berland and its Subsidiaries as presently conducted. True and complete copies of all correspondence between Gaines Berland and its Subsidiaries and the Commission and all self-regulatory organizations since January 1, 1996 has been made available to Frost Hanna. A true and complete list of all such

Consents and Permits is set forth on SCHEDULE 3.14. There has at all times been compliance with all such Permits and Consents, except for non-compliance which has been, or is in the process of being, cured at a cost which is not material and without restrictions which are material.

         3.15 INSURANCE. SCHEDULE 3.15 sets forth a list and description of all insurance policies existing as of the date hereof providing insurance coverage of any nature to Gaines Berland or any of its Subsidiaries. All such policies are in full force and effect and are enforceable in accordance with their terms, free of any right of termination on the part of any insurance carrier. Except as set forth on SCHEDULE 3.15, no claims have been made under any such policy.

         3.16 EMPLOYMENT MATTERS.

                  (a) LABOR UNIONS. None of the employees of Gaines Berland or any of its Subsidiaries is represented by any labor union, and neither Gaines Berland nor any of its Subsidiaries is subject to any labor or collective bargaining agreement. None of the employees of Gaines Berland or any of its Subsidiaries is known by Gaines Berland to be engaged in organizing any labor union or other employee group that is seeking recognition as a bargaining unit. Gaines Berland and its Subsidiaries have not experienced any strike, work stoppage or labor disturbance with any group of employees, and to Gaines Berland's knowledge, no set of facts exists which could reasonably be expected to lead to any of the foregoing events.

                  (b) EMPLOYMENT POLICIES. Except as set forth on SCHEDULE 3.16(b), Gaines Berland has provided to Frost Hanna, and FHGB, all of Gaines Berland's and its Subsidiaries' employee policies (written or otherwise), employee manuals or other written statements of rules or policies concerning employment.

                  (c) EMPLOYMENT AGREEMENTS. Except as set forth on SCHEDULE 3.16(c), there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between Gaines Berland or any of its Subsidiaries and any officer, director, consultant or employee. Except as set forth on SCHEDULE 3.16(c), the terms of employment or engagement of all employees, agents, consultants and professional advisors of Gaines Berland or any of its Subsidiaries are such that their employment or engagement may be terminated by not more than two weeks' notice given at any time without liability for payment of compensation or damages and neither Gaines Berland nor any of its Subsidiaries has entered into any agreement or arrangement for the management of its business or any part thereof other than with its directors or employees.

                  (d) EMPLOYEE BENEFIT PLANS. SCHEDULE 3.16(d) sets forth a complete list of all pension, retirement, stock purchase, stock bonus, stock ownership, stock option, profit sharing, savings, medical, disability, hospitalization, insurance, deferred compensation, bonus, incentive, welfare or any other employee benefit plan, policy, agreement, commitment, arrangement or practice currently or previously maintained by Gaines Berland or its Subsidiaries for any of their directors, officers, consultants, employees, former employees, or spouses or dependents of employees or former employees (the "GAINES BERLAND PLANS"). SCHEDULE 3.16(d) also identifies each Gaines Berland Plan which constitutes an "employee pension benefit plan" ("GAINES BERLAND PENSION PLAN") or an "employee welfare benefit plan" ("GAINES BERLAND WELFARE PLAN"), as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA"). True and accurate copies of all Gaines Berland Plans, together with the most recent annual reports and summary plan descriptions, have been furnished to Frost Hanna and in the case of any unwritten Gaines Berland Plan, a written description has been furnished to Frost Hanna. No Gaines Berland Plans is a "multiemployer plan," as such term is defined in ERISA, or is subject to Title IV of ERISA. No Gaines Berland Plan is or was a defined benefit plan as defined in Section 3(35) of ERISA or a pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Code. Gaines Berland has the right to amend or terminate, without the consent of any other person, each Gaines Berland Plan, except as proscribed by law. The termination of the Old Gaines Berland Plan has not and will not result in any cost, expense or liability to Gaines Berland in excess of $10,000 in the aggregate.

         Each Gaines Berland Pension Plan has been determined by the IRS to be qualified under Section 401(a) of the Code, and each such plan remains so qualified; and, no facts or circumstances exist which could result in the revocation of such qualification. Each Gaines Berland Welfare Plan which is intended to meet the requirements for tax-favored treatment under Subchapter B of Chapter 1 of the Code to Gaines Berland's knowledge meets such requirements. Each Gaines Berland Plan has been administered in accordance with its terms and the Code, and each Gaines Berland Pension Plan and Gaines Berland Welfare Plan has been administered in accordance with ERISA. With respect to each Gaines Berland Plan, all reports, returns and similar documents required to be filed with any governmental agency or distributed to any participant have been duly or timely filed or distributed. No facts or circumstances exist which might give rise to any liability of Gaines Berland or any of its Subsidiaries to the Pension Benefit Guaranty Corporation or any successor agency (the "PBGC") or which could reasonably be anticipated to result in any claims being made against Gaines Berland, Frost Hanna or any Subsidiary thereof by the PBGC. No facts or circumstances exist which might give rise to any liability of any Gaines Berland Plan, Gaines Berland, Frost Hanna or any Subsidiary thereof to any other Person. Gaines Berland has paid all amounts required under applicable Law, any Gaines Berland Pension Plan and any Gaines Berland Welfare Plan to be paid as a contribution to each Gaines Berland Pension Plan and Gaines Berland Welfare Plan through the date hereof. Gaines Berland set aside adequate reserves to meet contributions which are not yet due under any Gaines Berland Pension Plan or Gaines Berland Welfare Plan. Neither Gaines Berland, any of its Subsidiaries nor any other Person has engaged in any transaction or taken any other action with respect to any Gaines Berland Plan which would subject Gaines Berland, Frost Hanna or any Subsidiary thereof to: (i) any Tax, penalty or liability for prohibited transactions under ERISA or the Code; (ii) any Tax under Code Sections 4971, 4972, 4976, 4977 or 4979; or (iii) a penalty under ERISA Sections 502(c) or 502(l). None of Gaines Berland or any of its Subsidiaries, or any director, officer or employee of Gaines Berland or any of its Subsidiaries, to the extent it or he is a fiduciary with respect to any Gaines Berland Pension Plan or Gaines Berland Welfare Plan, has breached any of its or his responsibilities or obligations imposed upon fiduciaries under ERISA or the Code or which could result in any claim being made under, by or on behalf of any Gaines Berland Pension Plan or Gaines Berland Welfare Plan or any participant or beneficiary thereof. Each Gaines Berland Welfare Plan which is a group health plan within the meaning of Code Section 5000(b)(1) complies in all material respects with and in each and every case has complied in all material respects with the applicable requirements of Code Section 4980B and Part 6 of Title I of ERISA and the Health Insurance Portability and Accountability Act of 1996. No Gaines Berland Welfare Plan is a multi-employer welfare arrangement as defined in Section 3(40) of ERISA. The consummation of the transactions contemplated by this Agreement will not entitle any individuals to severance, separation or termination pay, or similar benefits, and will not accelerate the time of payment or vesting or increase the amount of compensation due to any individual.

                  (e) PERSONNEL. SCHEDULE 3.16(e) sets forth the names of all directors and officers of Gaines Berland and each of its Subsidiaries. Except as disclosed in the Gaines Berland Financial Statements, there are no material sums due to any of Gaines Berland's or any of its Subsidiary's employees.

                  (f) LABOR PRACTICES. No unfair labor practice complaints have been filed against Gaines Berland or any of its Subsidiaries, and neither Gaines Berland nor any of its Subsidiaries has received any notice or communication reflecting any intention or threat to make or file such a complaint. No person has made any claim, and to the knowledge of Gaines Berland, there is no basis for any claim against Gaines Berland or any of its Subsidiaries arising out of any Law relating to discrimination, employment practices or employee complaints of illegal activity. Neither Gaines Berland nor either of its Subsidiaries has terminated any employee nor does either have any plans to terminate any employee which could give rise to liability under the Worker Adjustment and Retraining Notification Act.

         3.17 MATERIAL AGREEMENTS.

                  (a) SCHEDULE 3.17 sets forth a list of all written and oral agreements, arrangements or commitments (collectively, the "GAINES BERLAND MATERIAL AGREEMENTS") to which either Gaines Berland or any of its Subsidiaries is a party or by which it or any of their respective assets are bound which are material to the financial position or results of operations of Gaines Berland and its Subsidiaries on a consolidated basis, including, but not limited to: (i) contract, commitment, agreement or relationship resulting in a commitment or potential commitment for expenditure or other obligation or potential obligation, or which provides for the receipt or potential receipt, involving in excess of $100,000, or series of related contracts, commitments, agreements or relationships that in the aggregate give rise to rights or liabilities exceeding such amount; (ii) contract or commitment for the employment or retention of any employee, consultant or agent or any other type of contract with any employee, consultant or agent providing for annual payments in excess of $100,000; (iii) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment relating to the borrowing of money, encumbrance of assets or guaranty of any obligation; (iv) licensing or royalty agreements or agreements providing for other similar rights or agreements with third parties relating to the supply or use of products or materials or any intellectual property; (v) any plan of a type referenced in SECTION 3.16; (vi) agreements which restrict Gaines Berland or any of its Subsidiaries from engaging in any line of business or from competing with any other Person anywhere in the world;
(vii) arrangements for the sale of any of the assets, property or rights of Gaines Berland or any of its Subsidiaries, except for agreements to sell products or services in the ordinary course of business consistent with past practices; (viii) agreement, contract or arrangement with any Affiliate of Gaines Berland or any of its Subsidiaries or any Affiliate of any officer, director or employee of Gaines Berland or any of its Subsidiaries; (ix) guaranty of the obligations of any third party; (x) any indemnification, contribution or similar agreement or arrangement pursuant to which Gaines Berland or any of its Subsidiaries may be required to make or is entitled to receive any indemnification or contribution to or from any other Person except to the extent provided in the Articles of Incorporation or Bylaws of Gaines Berland; (xi) agreement with any self-regulatory organization and clearing agreement; (xii) contract regarding the purchase or sale of Gaines Berland or any of its Subsidiaries' securities; or (xiii) any other contract, agreement or instrument which cannot be terminated without penalty to Gaines Berland and/or its Subsidiaries upon the provision of not greater than 30 days notice. True and complete copies of all Gaines Berland Material Agreements have been delivered to Frost Hanna.

                  (b) Except as set forth on SCHEDULE 3.17, all Gaines Berland Material Agreements have been entered into on an "arms-length" basis with parties who are not Affiliates of Gaines Berland. The Gaines Berland Material Agreements are each in full force and effect and are the valid and legally binding obligations of Gaines Berland or the applicable Subsidiary which is a party to same and, to Gaines Berland's knowledge, have not been materially breached by any of the other parties thereto and are valid and binding obligations of the other parties thereto. Neither Gaines Berland nor any of its Subsidiaries is in default under its Articles or Certificate of Incorporation or Bylaws or in material default or alleged material default under any Material Agreement to which it is a party, and no event has occurred which with the giving of notice or lapse of time or both would constitute such a default. Except as set forth on SCHEDULE 3.17, the continuation, validity and effectiveness of each Gaines Berland Material Agreement under the current terms thereof will in no way be affected by the consummation of the transactions contemplated hereby and all of such items will inure to the benefit of Frost Hanna (as the parent of the surviving corporation in the Merger). Either Gaines Berland or one of its Subsidiaries has performed all the obligations required to be performed by it to date and is not in material default or alleged to be in material default in any respect under any agreement, lease, contract, commitment, instrument or obligation required to be listed or described on any schedule to this Agreement, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by it or, to the best of its knowledge, any other party to any of the foregoing.

         3.18 LIST OF ACCOUNTS. SCHEDULE 3.18 sets forth, as of the date hereof:
(i) the name and address of each bank or other institution in which Gaines Berland or any of its Subsidiaries maintains an account (cash, securities or other) or safe deposit box; (ii) the name and phone number of the contact person at such bank or institution; (iii) the account number of the relevant account and a description of the type of account; and (iv) the persons authorized to transact business in such accounts.

         3.19 INVENTORY OF SECURITIES. Except as set forth on SCHEDULE 3.19, neither Gaines Berland nor its Subsidiaries, as of the date hereof, has any ownership positions (long, short or otherwise) in the securities of any publicly-held company valued in excess of $100,000.

         3.20 RELATED PARTY TRANSACTIONS. Except as set forth on SCHEDULE 3.20, no director, officer, shareholder or employee of Gaines Berland or any of its Subsidiaries or any Principal Shareholder (individually a "GAINES BERLAND RELATED PARTY" and collectively the "GAINES BERLAND RELATED PARTIES") or any Affiliate of any Gaines Berland Related Party: (i) owns (or during the past three years has owned), directly or indirectly, any interest in any Person which is a competitor or potential competitor of Gaines Berland, or a supplier or potential supplier of Gaines Berland, except for the ownership of not more than 4.9% of the outstanding stock of any company listed by a national stock exchange or the NASDAQ stock market or the OTC bulletin board, (ii) owns (or during the past three years has owned), directly or indirectly, in whole or in part, any material property, asset (other than cash) or right, real, personal or mixed, tangible or intangible, which is associated with or necessary in the operation of the business of Gaines Berland; or (iii) has (or during the past three years has had) an interest in or is (or during the past three years has been), directly or indirectly, a party to any contract, agreement, lease or arrangement pertaining or relating to Gaines Berland.

         3.21 TAX MATTERS.

                  (a) Except as set forth on SCHEDULE 3.21(a), all federal, state, local and foreign Tax returns and Tax reports, if any, required to be filed with respect to the business or assets of Gaines Berland and its Subsidiaries have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns and reports are required to be filed; all of the foregoing as filed are true, correct and complete, and reflect accurately all liability for Taxes of Gaines Berland and its Subsidiaries for the periods for which such returns relate; and all amounts shown as owing thereon have been paid. None of such returns or reports have been audited by any Governmental Authority.

                  (b) All Taxes, if any, payable by Gaines Berland or its Subsidiaries or relating to or chargeable against any of their assets, revenues or income have been fully paid by such date or provided for by adequate reserves in the Gaines Berland Financial Statements, and available to Gaines Berland and all similar items due through the Closing will have been fully paid by that date or provided for by adequate reserves on the books of Gaines Berland and its Subsidiaries, which reserves shall remain available to Gaines Berland, through the Closing.

                  (c) None of Gaines Berland or any of its Subsidiaries will have any liability with respect to any such Taxes including, but not limited to, interest and/or penalties, in excess of the amount so paid or the reserves so established on the books of Gaines Berland and its Subsidiaries. Neither Gaines Berland nor any of its Subsidiaries is delinquent in the payment of any Tax. No deficiencies for any Tax have been asserted against Gaines Berland or any of its Subsidiaries with respect to any Taxes which have not been paid, settled or adequately provided for and there exists no basis for the making of any such deficiency, assessment or charge.

                  (d) Neither Gaines Berland nor any of its Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to federal, state, local or foreign taxation.

         3.22 GUARANTIES. Except as set forth on SCHEDULE 3.22, neither Gaines Berland nor any of its Subsidiaries is a party to any Guaranty.

         3.23 ABSENCE OF CERTAIN BUSINESS PRACTICES. No employee or agent of Gaines Berland or any of its Subsidiaries, and no officer or director or Principal Shareholder of Gaines Berland or any of its Subsidiaries and no other Person acting at the direction of any of the foregoing or associated or Affiliated with Gaines Berland or any of its Subsidiaries, and no other Person for whom Gaines Berland or any of its Subsidiaries may be responsible, acting alone or together, has (i) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom Gaines Berland or any of its Subsidiaries has done business directly or indirectly, or (ii) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of Gaines Berland and any of its Subsidiaries (or assist Gaines Berland or any of its Subsidiaries in connection with any actual or proposed transaction), in either event which (a) may subject Gaines Berland or any of its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (b) if not given, may have an adverse effect on the results of operations, assets, business, operations or prospects of Gaines Berland or any of its Subsidiaries or may lead to suit or penalty in any private or governmental litigation or proceeding. None of the foregoing Persons has, directly or indirectly, offered, paid, or agree to pay to any Person or solicited, received or agreed to receive from any such Person, directly or indirectly, any money or anything of value for the purpose or with the intent of (i) obtaining or maintaining business for Gaines Berland or any of its Subsidiaries, (ii) facilitating the purchase or sale of any product or service, or (iii) avoiding the imposition of any fine or penalty, in any manner which is in violation of any applicable Law.

         3.24 PROXY STATEMENT AND DISCLOSURE DOCUMENTS. None of the information relating to Gaines Berland or any of its Subsidiaries included in the Frost Hanna Proxy Statement or the Gaines Berland Disclosure Document at the respective times that they are mailed to Frost Hanna's and Gaines Berland's shareholders and at the times the Frost Hanna and Gaines Berland shareholders' meetings take place to approve the Merger (subject, if required, to a reasonable period of time for the parties hereto to take such action necessary to supplement or amend such documents), contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All information in such documents relating to Gaines Berland, including any amendments thereto, will comply with, and the Gaines Berland Disclosure Document shall be distributed to Gaines Berland's shareholders in accordance with applicable Laws and Gaines Berland's Articles of Incorporation and Bylaws.

         3.25 BROKER-DEALER REGISTRATION; REGULATORY ISSUES.

                  (a) Except as set forth on SCHEDULE 3.25, Gaines Berland is registered as a broker-dealer with the Commission and the New York Bureau of Securities, and is a member in good standing of the NASD, and G-Trade has made (or will make) all filings necessary to apply therefor.

                  (b) Gaines Berland has filed all Form BDs (including all amendments thereto) required to be filed with the Commission, each of which has complied with the Exchange Act, as amended, each as in effect on the date so filed. Gaines Berland has heretofore furnished to Frost Hanna correct and complete copies of such Form BDs (including all amendments thereto). None of such Form BDs contained, when filed, any untrue statement of material fact required to be stated or incorporated by reference therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent amended or superseded by a subsequent filing with the Commission (a copy of which has been provided to Frost Hanna prior to the date hereof), none of the Form BDs (including all amendments thereto) contains any untrue statement of a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All copies of such Form BDs (including all amendments thereto) required to be filed with any state have been filed in a timely manner. Gaines Berland is not subject to the Investment Advisors Act of 1940.

                  (c) Gaines Berland has filed all SRO Reports required to be filed with any self-regulatory organizations since January 1, 1995, each of which has complied with the rules of the self-regulatory organization, each as in effect on the date so filed. Gaines Berland has heretofore furnished to Frost Hanna correct and complete copies of the SRO Reports. None of the SRO Reports contained, when filed, any untrue statement of material fact required to be stated or incorporated by reference therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent revised or superseded by a subsequent filing with the self-regulatory organization (a copy of which has been provided to Frost Hanna prior to the date thereof), none of the SRO Reports contains any untrue statement of a material fact or omits to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Gaines Berland has registered as a broker-dealer in each jurisdiction in which such registration has been required since January 1, 1995. Gaines Berland has filed or caused to be filed all forms, reports, statements, and documents (including all Form U-4s on behalf of registered representatives) required to be filed with any state since January 1, 1995. Any such forms, reports, statements, and documents are accurate in all material respects.

                  (e) True and correct copies of all DRP's with respect to Gaines Berland personnel have been made available to Frost Hanna. A true and correct copy of all audits, inspections and reports of, and correspondence from and to, all self regulatory organizations within the last three years with respect to Gaines Berland have been made available to Frost Hanna. A true and complete copy of Gaines Berland's focus reports for the last three fiscal years has been made available to Frost Hanna, as well as a true and complete copy of the compliance manuals of Gaines Berland. Such focus reports have been prepared and filed in compliance with all NASD rules and regulations. True and complete copies of Gaines Berland's clearing agreement, NASD restriction letter, form of customer agreement, and agreements concerning discretionary accounts have been made available to Frost Hanna. Set forth on SCHEDULE 3.25 is a list of all audits, citations relating to the business of Gaines Berland, complaints and or pending disciplinary proceedings and known regulatory proceedings relating to Gaines Berland or its personnel. Schedule 3.25 also sets forth a true and complete list of all branch offices of Gaines Berland and their addresses and dates of commencement of operations. SCHEDULE 3.25 also sets forth a list of all SIPC claims since January 1, 1996. Gaines Berland obtained all necessary Permits and Consents from NASD and all Governmental Authorities to operate such branch offices.

                  (f) All customer complaints reportable pursuant to NASD Notice to Members 95-81 (including all amendments thereto and NASD interpretations thereof) ("95-81") which have been made against Gaines Berland or its registered representatives in writing since January 1, 1996, have been reported in accordance with 95-81, all such complaints are set forth in SCHEDULE 3.25, and copies of each such complaint have been made available to Frost Hanna. Except as noted on SCHEDULE 3.25 none of such complaints which have been disposed of currently requires any payment or other action to be made by Gaines Berland. Gaines Berland is in compliance with all net capital rules and all net capital regulations of NASD and the Commission.

                  (g) To the best of Gaines Berland's knowledge, the reserves set forth in the Gaines Berland Financial Statements as of February 28, 1999, are reasonably expected to be adequate and sufficient to satisfy all liabilities, contingent or otherwise, with respect to any and all filed, pending, known customer complaints ("Customer Complaints"), including any and all regulatory proceedings, investigations or actions, whether pending or known. There are no known threatened Customer Complaint, regulatory proceedings, investigations or actions which individually or in the aggregate could reasonably be expected to have a material impact on such reserves. Gaines Berland has no current intention to cause Frost Hanna to go private, or to have or cause its capital stock to become delisted from any exchange or any inter-dealer quotation system, or to become liquidated or dissolved after the Effective Time.

                  (h) To the best of Gaines Berland's knowledge, Gaines Berland has complied with all material restrictions on the operation of its business set forth in any NASD restriction letter, as amended. To the best of Gaines Berland's knowledge, Gaines Berland has complied with all the material terms prescribed in its compliance manuals and written supervisory manuals.

         3.26 YEAR 2000 PROBLEMS. To Gaines Berland's knowledge, all Year 2000 Problems (as defined below) with respect to the internal systems of Gaines Berland and its Subsidiaries have been (or, prior to December 31, 1999, will be) corrected, remediated and resolved, except where the failure to do so could not reasonably be expected to have a Gaines Berland Material Adverse Effect, individually or in the aggregate. "Year 2000 Problems" shall mean, with respect to Gaines Berland and its Subsidiaries, limitations on the capacity or readiness of any of their Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, short, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information among Year 2000 Date-Sensitive Systems/Components of Gaines Berland and its Subsidiaries and exchanges of information among them and Year 2000 Date-Sensitive Systems/Components of third parties and functionality of peripheral interfaces, firmware and embedded microchips. "Year 2000 Date-Sensitive System/Component" shall mean, as to any Person, any system software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately, such systems and components shall include, without limitation, mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems. Gaines Berland has completed its Form BD-Y2K in accordance with NASD rules and regulations and the instructions thereto, and filed such Form in a timely manner; the information contained therein is true, correct and complete; and a true, correct and complete copy thereof has been provided to Frost Hanna.

         3.27 INVESTMENT REPRESENTATIONS. Each of the shareholders of Gaines Berland has had (or prior to the meeting of Gaines Berland's shareholders contemplated hereby will have) both the opportunity to ask questions of and receive answers from the officers and directors of Gaines Berland, and Frost Hanna with respect to the transactions contemplated hereby and the business of the parties hereto, and to receive such additional information as they have requested with respect thereto. Each shareholder of Gaines Berland has represented that he is an "Accredited Investor" within the meaning of Regulation D promulgated under the Securities Act and that he is a sophisticated investor; and Gaines Berland has no reasonable basis to believe that any such representation is not true. The name of each legal and beneficial owner of interests in the shares of Gaines Berland is set forth on SCHEDULE 3.27 and, except as set forth on SCHEDULE 3.27, each such owner is a bona fide resident of the State of New York. Each shareholder of Gaines Berland has been provided with a copy of this Agreement and the Commission filings referred to herein.

         3.28 SUBSCRIPTION RECEIVABLES; ENERGY FUND. All subscription receivables which have ever been reflected on any Gaines Berland Financial Statement have subsequently been paid in full or otherwise satisfied to Gaines Berland. Gaines Berland Energy Fund, L.P. will be terminated, liquidated and dissolved, all at no cost, liability or expense to Gaines Berland or any Subsidiary, and it is not engaged in any business activities.

         3.29 DISCLOSURE. No representation or warranty of Gaines Berland contained in this Agreement or the schedules hereto, and no certificate or notice furnished by or on behalf of Gaines Berland or any of its Subsidiaries to Frost Hanna or its agents pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. None of the Principal Shareholders or any executive officer or director of Gaines Berland or any of its Subsidiaries has been the subject of any of the events referenced in Section 401(f) of Regulation S-K.

                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF FROST HANNA AND FHGB

         In order to induce Gaines Berland to enter into this Agreement and to consummate the transactions contemplated hereby, Frost Hanna and FHGB jointly and severally make the representations and warranties set forth below to Gaines Berland.

         4.1 ORGANIZATION. Each of Frost Hanna and FHGB is a corporation duly organized, validly existing and in good standing under the Laws of its state of incorporation. Each of Frost Hanna and FHGB is duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations, assets, liabilities, prospects or business of Frost Hanna and FHGB on a consolidated basis (a "FROST HANNA MATERIAL ADVERSE EFFECT"). Each jurisdiction in which Frost Hanna or FHGB is qualified to transact business as a foreign corporation is listed on SCHEDULE 4.1. Each of Frost Hanna and FHGB has the corporate authority to (i) own or lease and operate its properties and (ii) conduct its business as presently conducted. Each of Frost Hanna and FHGB has the corporate authority to execute, deliver and perform this Agreement.

         4.2 AUTHORIZATION; ENFORCEABILITY. Subject to the receipt of shareholder approval, the execution, delivery and performance of this Agreement by Frost Hanna and FHGB and the consummation by Frost Hanna and FHGB of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Frost Hanna and FHGB. This Agreement has been duly executed and delivered by Frost Hanna and FHGB and constitutes the legal, valid and binding obligations of them, enforceable against them in accordance with their terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other Laws relating to or affecting the enforcement of creditors' rights generally or by general principles of equity.

         4.3 NO VIOLATION OR CONFLICT. Except as set forth on SCHEDULE 4.3, the execution, delivery and performance by Frost Hanna and FHGB of this Agreement and the consummation by Frost Hanna, and FHGB of the transactions contemplated hereby; (i) do not and will not violate or conflict with any provision of Law or any Order specifically naming Frost Hanna or any of its Subsidiaries, or any provision of Frost Hanna's or FHGB's Articles of Incorporation or Bylaws; and
(ii) do not and will not, with or without the passage of time or the giving of notice, (a) result in the breach of, or constitute a default, cause the acceleration of performance, permit the unilateral modification or termination of, or require any Consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Frost Hanna or any of its Subsidiaries pursuant to, any material instrument or agreement to which Frost Hanna or any of its Subsidiaries is a party or by which Frost Hanna or any of its Subsidiaries or their respective properties may be bound or affected; or (b) result in any violation, suspension, revocation, impairment, forfeiture or nonrenewal of any Permit or Consent.

         4.4 CONSENT OF GOVERNMENTAL AUTHORITIES. Other than in connection with the Florida BCA, the New York BCL, the Exchange Act, the Securities Act of 1933, as amended ("SECURITIES ACT"), and the state securities Laws of any jurisdiction, no Consent or Permit from, of or with any Governmental Authority is required to be made by Frost Hanna or FHGB in connection with the execution, delivery or performance by Frost Hanna or FHGB of this Agreement or the consummation by Frost Hanna or FHGB of the transactions contemplated


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



hereby. There is no unresolved objection to the Merger made by any Governmental Authority or self-regulatory organization.

         4.5 FINANCIAL STATEMENTS; COMMISSION REPORTS. Except as set forth on
SCHEDULE 4.5, the financial statements of Frost Hanna included in the Frost Hanna Commission Reports (the "FROST HANNA FINANCIAL STATEMENTS"), as of the dates thereof, and for the periods covered thereby: (i) have been prepared in accordance with the books of account and records of Frost Hanna; (ii) fairly present in all material respects Frost Hanna's financial condition, assets, liabilities and equity as of the dates thereof; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied. Other than as disclosed by the Frost Hanna Financial Statements dated March 31, 1999 or on SCHEDULE 4.5, neither FHGB nor Frost Hanna has any liabilities, commitments or obligations (which reasonably could be expected to be material to Frost Hanna and FHGB on a consolidated basis) of any nature whatsoever, whether accrued, contingent or otherwise (other than nonmaterial liabilities, commitments or obligations incurred since March 31, 1999 in the ordinary course of business consistent with past practices to Persons other than Affiliates of Frost Hanna) or any unrealized or anticipated losses (which reasonably could be expected to be material to Frost Hanna) from any commitments of Frost Hanna, and, to Frost Hanna's knowledge, there is no reasonable basis for assertion against Frost Hanna of any such liability, commitment, obligation or loss. Any supporting schedules included in the Frost Hanna Commission Reports present fairly, in all material respects, the information required to be stated therein. Such Frost Hanna Financial Statements and supporting schedules: (i) were prepare in accordance with Regulation S-X promulgated by the Commission; (ii) present fairly in all material respects the financial condition of Frost Hanna and the results of operations as at and for the respective periods then ended; and (iii) except as otherwise noted in the Frost Hanna Commission Reports, were prepared in conformity with generally accepted accounting principals applied on a consistent basis. To the extent any such Frost Hanna Financial Statements and supporting schedules are audited, they were audited by independent public accountants within the meaning of the rules promulgated by the Commission. Frost Hanna has heretofore furnished or made available to Gaines Berland entire and complete copy of each report (the "FROST HANNA COMMISSION REPORT") filed by Frost Hanna with the Commission pursuant to the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT") since its inception. None of the Frost Hanna Commission Reports, as of the dates they were respectively filed with the Commission, contained any untrue statement of a Material fact or omitted to state or material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.6 COMPLIANCE WITH LAWS.

                  (a) Each of Frost Hanna and FHGB is in compliance with all Laws and Orders applicable to it or its properties. Neither Frost Hanna nor FHGB has received notification from any Governmental Authority asserting that it may not be in compliance with or may have violated any of the Laws which said Governmental Authority enforces, or threatening to revoke any Consent or Permit, and neither Frost Hanna nor FHGB is subject to any agreement or consent decree with any Governmental Authority arising out of previously asserted violations. Gaines Berland has been furnished with true and correct copies of all records of inspections and reports of any of Frost Hanna's or FHGB's businesses or properties since incorporation under applicable Laws or conducted by insurance companies, consultants or other Persons; and all deficiencies noted therein have been corrected. Gaines Berland has been furnished with true and correct copies of all correspondence and other filings made to or received from any Governmental Authority regarding Frost Hanna or FHGB since their incorporation.

                  (b) There are, with respect to Frost Hanna and FHGB, no past or present violations of any Environmental Laws, releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents or contractual obligations which may give rise to any common law or other legal liability, including, without limitation, under CERCLA or similar state or local laws.


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



         4.7 LEGAL PROCEEDINGS. Except as set forth on SCHEDULE 4.7, neither Frost Hanna nor FHGB is, nor since incorporation has been, a party to any pending or, to the knowledge of Frost Hanna, threatened, legal, administrative or other proceeding, arbitration or investigation, and Frost Hanna has no knowledge of any set of facts which could reasonably be expected to result in any legal, administrative or other proceeding, arbitration or investigation involving Frost Hanna or FHGB. Except as set forth on SCHEDULE 4.7, neither Frost Hanna nor FHGB is subject to any Order of any court or Governmental Authority. Each of Frost Hanna and FHGB is in compliance with the terms of each Order set forth on SCHEDULE 4.7. None of the items set forth on SCHEDULE 4.7 could, individually or in the aggregate, reasonably be expected to have a Frost Hanna Material Adverse Effect.

         4.8 BROKERS. Except as set forth on SCHEDULE 4.8, neither Frost Hanna nor FHGB has employed any financial advisor, broker or finder and none has incurred and none will incur any broker's, finder's, investment banking or similar fees, commissions or expenses to any other party in connection with the transactions contemplated by this Agreement.

         4.9 ABSENCE OF MATERIAL ADVERSE CHANGES. Except as set forth on
SCHEDULE 4.9, from March 31, 1999 to the date hereof: (i) each of Frost Hanna and FHGB has conducted its businesses in the ordinary and usual course consistent with past practices; (ii) there has been no occurrence which is reasonably likely to cause Frost Hanna Material Adverse Effect; and (iii) neither Frost Hanna nor FHGB has engaged or agreed to engage in any of the actions described in SECTION 5.1 (except subsections (xiii) and (xvi) thereof).

         4.10 ARTICLES OF INCORPORATION, BYLAWS AND MINUTE BOOKS. True and complete copies of the Articles of Incorporation, as amended to date, Bylaws, as amended to date, and minute books of Frost Hanna and FHGB have been delivered by Frost Hanna to Gaines Berland. Such documents books contain complete and accurate records in all material respects and have embodied therein copies of minutes of all meetings and actions by written consent of the incorporators, boards of directors (and committees thereof) and shareholders of such entities from the date of incorporation to the date hereof; and such items accurately reflect all material actions taken by such Persons.

         4.11 CAPITALIZATION. As of the date hereof, the authorized capital stock of Frost Hanna consists of 100,000,000 shares of Frost Hanna Common Stock, of which 2,657,202 shares are issued and outstanding. All shares of Frost Hanna's and FHGB's outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by Frost Hanna or FHGB from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of Frost Hanna or FHGB. All Taxes (including documentary stamp taxes) required to be paid in connection with the issuance by Frost Hanna or FHGB of Frost Hanna's and FHGB's capital stock have been paid. All authorizations required to be obtained from or registrations required to be effected with any Person in connection with the issuances of securities by Frost Hanna and FHGB from their respective dates of incorporation to the date hereof have been obtained or effected and all securities of Frost Hanna and FHGB have been issued in accordance with the provisions of all applicable securities and other Laws. The authorized capital stock of FHGB consists of 100 shares of FHGB Common Stock, all of which are issued and outstanding and owned by Frost Hanna, free and clear of all liens, charges, claims or encumbrances. FHGB is Frost Hanna's sole Subsidiary. Neither Frost Hanna nor FHGB has any equity investment in any other corporation, association, partnership, joint venture or other entity. Except as set forth on SCHEDULE 4.11, Frost Hanna has granted no registration rights with respect to Frost Hanna Common Stock.

         4.12 RIGHTS, WARRANTS, OPTIONS. Except as set forth on SCHEDULE 4.12, there are no outstanding: (i) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of Frost Hanna or FHGB or any other Person issued by Frost Hanna or FHGB or to which Frost Hanna or FHGB is a party; (ii) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of Frost Hanna or FHGB issued by Frost Hanna or FHGB; or (iii) commitments, agreements or understandings of


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



any kind to which Frost Hanna or FHGB is a party, including employee benefit arrangements, relating to the issuance or repurchase by Frost Hanna or FHGB of any capital stock or other equity interests of Frost Hanna or FHGB, any such securities or instruments convertible into or exchangeable for capital stock or other equity interests of Frost Hanna or any such options, warrants or rights.

         4.13 PROPERTIES. Frost Hanna and FHGB have valid title to all properties, interests in properties and assets as reflected in the consolidated balance sheet of Frost Hanna as of March 31, 1999 or acquired after March 31, 1999 (except properties, interests in properties and assets sold or otherwise disposed of since March 31, 1999 in the ordinary course of business to Persons other than Affiliates of Frost Hanna), free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except the lien of current Taxes not yet due and payable. Frost Hanna and FHGB own no real property. SCHEDULE 4.13 lists each piece of real property leased by Frost Hanna. The facilities and equipment of Frost Hanna and FHGB necessary to the operations of their business are in good operating condition and repair sufficient for the operation of the business as presently conducted. Except for those assets leased or licensed by Frost Hanna or FHGB and listed on SCHEDULE 4.13, Frost Hanna or FHGB own all assets used in their business.

         4.14 GOVERNMENTAL AUTHORIZATIONS. Frost Hanna and FHGB have in full force and effect all Consents and Permits required under applicable Law for the ownership of their properties and operation of their businesses as presently operated free from unreasonable restrictions. Except as set forth on SCHEDULE 4.14, none of the transactions contemplated hereby could reasonably be expected to have an adverse effect on the status of any such Permit. None of the transactions contemplated hereby could reasonably be expected to have an adverse effect on the status of any such Permit or Consent or require Frost Hanna or its Affiliates to obtain any additional Consent or Permit to continue to operate its business as previously conducted. A true and complete list of all such Consents and Permits is set forth on SCHEDULE 4.14. There has at all times been compliance with all such Permits and Consents.

         4.15 INSURANCE. SCHEDULE 4.15 sets forth a list and description of all insurance policies existing as of the date hereof providing insurance coverage of any nature to Frost Hanna and FHGB. All such policies are in full force and effect and are enforceable in accordance with their terms, free of any right of termination on the part of any insurance carrier. No claims have been made on any such policies.

         4.16 EMPLOYMENT MATTERS.

                  (a) LABOR UNIONS. None of the employees of Frost Hanna or FHGB is represented by any labor union, and neither Frost Hanna or FHGB is subject to any labor or collective bargaining agreement. None of the employees of Frost Hanna or FHGB is known by Frost Hanna to be engaged in organizing any labor union or other employee group that is seeking recognition as a bargaining unit. Frost Hanna and FHGB have not experienced any strike, work stoppage or labor disturbance with any group of employees, and to Frost Hanna's knowledge, no set of facts exists which could reasonably be expected to lead to any of the foregoing events.

                  (b) EMPLOYMENT POLICIES. Frost Hanna has provided to Gaines Berland all of Frost Hanna's and FHGB's employee policies (written or otherwise), employee manuals or other written statements of rules or policies concerning employment.

                  (c) EMPLOYMENT AGREEMENTS. Except as set forth on SCHEDULE 4.16(c), there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between Frost Hanna or FHGB and any officer, director, consultant or employee. Except as set forth on SCHEDULE 4.16(c), the terms of employment or engagement of all employees, agents, consultants and professional advisors of Frost Hanna and FHGB are such that their employment or engagement may be terminated by not more than two weeks' notice given at any time without liability for payment of compensation or damages and neither Frost Hanna nor


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



FHGB has entered into any agreement or arrangement for the management of its business or any part thereof other than with its directors or employees.

                  (d) EMPLOYEE BENEFIT PLANS. Frost Hanna has no pension, retirement, stock purchase, stock bonus, stock ownership, stock option, profit sharing, savings, medical, disability, hospitalization, insurance, deferred compensation, bonus, incentive, welfare or any other employee benefit plan, policy, agreement, commitment, arrangement or practice currently or previously maintained by Frost Hanna or FHGB for any of their directors, officers, consultants, employees or former employees. Frost Hanna has no plan which constitutes an "employee pension benefit plan" or an "employee welfare benefit plan", as such terms are defined in ERISA.

                  (e) PERSONNEL. SCHEDULE 4.16(e) sets forth the names of all directors and officers of Frost Hanna and FHGB. Except as disclosed in the Frost Hanna Financial Statements, there are no material sums due to any of Frost Hanna or FHGB employees.

                  (f) LABOR PRACTICES. No unfair labor practice complaints have been filed against Frost Hanna or FHGB, and neither Frost Hanna nor FHGB has received any notice or communication reflecting any intention to make or file such a complaint. No person has made any claim, and to the knowledge of Frost Hanna or FHGB, there is no basis for any claim against Frost Hanna or FHGB arising out of any law relating to discrimination or employment practices.

         4.17 MATERIAL AGREEMENTS.

                  (a) SCHEDULE 4.17 sets forth a list of all written and oral agreements, arrangements or commitments (collectively, the "FROST HANNA MATERIAL AGREEMENTS") to which either Frost Hanna or FHGB is a party or by which it or any of their respective assets are bound which are material to the financial position or results of operations of Frost Hanna and FHGB on a consolidated basis including, but not limited to: (i) contract, commitment, agreement or relationship resulting in a commitment or potential commitment for expenditure or other obligation or potential obligation, or which provides for the receipt or potential receipt, involving in excess of $25,000, or series of related contracts, commitments, agreements or relationships that in the aggregate give rise to rights or liabilities exceeding such amount; (ii) contract or commitment for the employment or retention of any employee, consultant or agent or any other type of contract with any employee, consultant or agent providing for annual payments in excess of $25,000; (iii) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment relating to the borrowing of money, encumbrance of assets or guaranty of any obligation; (iv) licensing or royalty agreements or agreements providing for other similar rights or agreements with third parties relating to the supply or use of products or materials or any intellectual property; (v) any plan of a type referenced in
SECTION 4.16; (vi) agreements which restrict Frost Hanna or FHGB from engaging in any line of business or from competing with any other Person anywhere in the world; (vii) agreements or arrangements for the sale of any of the assets, property or rights of Frost Hanna or FHGB, except for agreements to sell products or services in the ordinary course of business consistent with past practices; (viii) agreement, contract or arrangement with any Affiliate of Frost Hanna or FHGB or any Affiliate of any officer, director or employee of Frost Hanna or FHGB; (ix) guaranty of the obligations of any third party; (x) any indemnification, contribution or similar agreement or arrangement pursuant to which Frost Hanna or FHGB may be required to make or is entitled to receive any indemnification or contribution to or from any other Person except to the extent provided in the Articles of Incorporation or Bylaws of Frost Hanna; or (xi) any other contract, agreement or instrument which cannot be terminated without penalty to Gaines Berland and its Subsidiaries, upon the provision of not greater than 30 days notice.

                  (b) Except as set forth on SCHEDULE 4.17, all Frost Hanna Material Agreements have been entered into on an "arms-length" basis with parties who are not Affiliates of Frost Hanna. The Frost Hanna Material Agreements are each in full force and effect and are the valid and legally binding obligations of Frost Hanna or FHGB and, to Frost Hanna's knowledge, have not been breached by any of the other parties thereto and


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



are valid and binding obligations of the other parties thereto. Neither Frost Hanna nor FHGB is in default under its Articles of Incorporation or Bylaws or in default or alleged default under any Frost Hanna Material Agreement to which it is a party, and no event has occurred which with the giving of notice or lapse of time or both would constitute such a default. Except as set forth on SCHEDULE 4.17, the continuation, validity and effectiveness of each Frost Hanna Material Agreement under the current terms thereof will in no way be affected by the consummation of the transactions contemplated hereby and all of such items will inure to the benefit of Frost Hanna (as the parent of the surviving corporation in the Merger). Frost Hanna has performed all the obligations required to be performed by it to date and is not in default or alleged to be in default in any respect under any agreement, lease, contract, commitment, instrument or obligation required to be listed or described on any schedule to this Agreement, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by it, or, to the best of its knowledge, any other party to any of the foregoing.

         4.18 LIST OF ACCOUNTS. SCHEDULE 4.18 sets forth, as of the date hereof:
(i) the name and address of each bank or other institution in which Frost Hanna or FHGB maintains an account (cash, securities or other) or safe deposit box;
(ii) the name and phone number of the contact person at such bank or institution; (iii) the account number of the relevant account and a description of the type of account; and (iv) the persons authorized to transact business in such accounts.

         4.19 BUSINESS. Frost Hanna and FHGB have not engaged in any business other than to seek to effect a business combination.

         4.20 RELATED PARTY TRANSACTIONS. Except as set forth on SCHEDULE 4.20, no director, officer, shareholder or employee of Frost Hanna or FHGB (individually a "FROST HANNA RELATED PARTY" and collectively the "FROST HANNA RELATED PARTIES") or any Affiliate of any Frost Hanna Related Party: (i) owns, directly or indirectly, any interest in any Person which is a competitor or potential competitor of Frost Hanna, or a supplier or potential supplier of Frost Hanna, except for the ownership of not more than 2% of the outstanding stock of any company listed by a national stock exchange or the NASDAQ stock market; (ii) owns, directly or indirectly, in whole or in part, any material property, asset (other than cash) or right, real, personal or mixed, tangible or intangible, which is associated with or necessary in the operation of the business of Frost Hanna, as presently conducted; or (iii) has an interest in or is, directly or indirectly, a party to any contract, agreement, lease or arrangement pertaining or relating to Frost Hanna.

         4.21 TAX MATTERS.

                  (a) All federal, state, local and foreign Tax returns and Tax reports, if any, required to be filed with respect to the business or assets of Frost Hanna and FHGB have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns and reports are required to be filed; all of the foregoing as filed are true, correct and complete, and reflect accurately all liability for Taxes of Frost Hanna and FHGB for the periods for which such returns relate; and all amounts shown as owing thereon have been paid. None of such returns or reports have been audited by any Governmental Authority. Neither Frost Hanna nor FHGB has filed any Tax extension.

                  (b) All Taxes, if any, payable by Frost Hanna and FHGB or relating to or chargeable against any of their assets, revenues or income have been fully paid by such date or provided for by adequate reserves in the Frost Hanna Financial Statements and all similar items due through the Closing will have been fully paid by that date or provided for by adequate reserves on the books of Frost Hanna and FHGB, which reserves shall remain available through the Closing.

                  (c) None of Frost Hanna or FHGB will have any liability with respect to any such Taxes including, but not limited to, interest and/or penalties, in excess of the amount so paid or the reserves so


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



established on the books of Frost Hanna and FHGB. Neither Frost Hanna nor FHGB is delinquent in the payment of any Tax. No deficiencies for any Tax have been asserted against Frost Hanna or FHGB with respect to any Taxes which have not been paid, settled or adequately provided for and there exists no basis for the making of any such deficiency, assessment or charge.

                  (d) Neither Frost Hanna nor FHGB has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to federal, state, local or foreign taxation.

         4.22 GUARANTIES. Neither Frost Hanna nor FHGB is a party to any Guaranty.

         4.23 VALIDITY OF FROST HANNA COMMON STOCK. The Frost Hanna Common Stock to be issued in the Merger will, when issued in accordance with this Agreement, be validly issued, fully paid and non-assessable.

         4.24 ABSENCE OF CERTAIN BUSINESS PRACTICES. No employee or agent of Frost Hanna or FHGB, and no officer or director of Frost Hanna or FHGB, and no other Person acting at the direction of any of the foregoing or associated or Affiliated with Frost Hanna or FHGB, and no other Person for whom Frost Hanna or FHGB may be responsible, acting alone or together, has (i) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom Frost Hanna or FHGB has done business directly or indirectly, or (ii) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of Frost Hanna and FHGB (or assist Frost Hanna or FHGB in connection with any actual or proposed transaction), in either event which (a) may subject Frost Hanna or FHGB to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (b) if not given, may have an adverse effect on the results of operations, assets, business, operations or prospects of Frost Hanna or FHGB or may lead to suit or penalty in any private or governmental litigation or proceeding.

         4.25 PROXY STATEMENTS; DISCLOSURE DOCUMENT. None of the information relating to Frost Hanna and FHGB included in the Frost Hanna Proxy Statement or the Gaines Berland Disclosure Document (except as to the extent such information relates to Gaines Berland or any of its Subsidiaries) at the respective times that such documents are mailed to Gaines Berland's and Frost Hanna's shareholders and at the time the Gaines Berland and Frost Hanna shareholders meetings take place (subject, if required, to a reasonable period of time for the parties hereto to take such action necessary to supplement or amend such documents), contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such documents, including any amendments thereto, with respect to information pertaining to Frost Hanna, will comply with, and the Frost Hanna Proxy Statement will be distributed to Frost Hanna's shareholders in accordance with all applicable Laws and its Articles of Incorporation and Bylaws.

         4.26 DISCLOSURE. No representation or warranty of Frost Hanna or FHGB contained in this Agreement or the schedules hereto, and no certificate or notice furnished by or on behalf of Frost Hanna to Gaines Berland or their agents pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

                                    ARTICLE V

                                    COVENANTS

         During the period from the date of this Agreement to the Closing Date, each of the parties, as applicable, agrees to perform the covenants set forth below.

         5.1 INTERIM OPERATIONS OF FROST HANNA AND GAINES BERLAND. Each of Frost Hanna and Gaines Berland shall, and shall cause their respective Subsidiaries to, operate their respective businesses only in the ordinary and usual course consistent with past practices and shall use its reasonable efforts to (a) preserve intact its business organization and the goodwill of its customers, suppliers, employees and others having business relations with it and (b) continuously maintain insurance coverage substantially equivalent to the insurance coverage in existence on the date hereof. Except for entering into new leases for real property and building and improving new offices at newly leased premises, the sale of certain artwork owned by Gaines Berland, the distributions of warrants to Principal Shareholders (which warrants were issued to Gaines Berland from companies for which Gaines Berland acted as advisor, placement agent or underwriter), and the funding of Gaines Berland's Subsidiaries' operations in accordance with the terms hereof, or as otherwise expressly contemplated herein or set forth on SCHEDULE 5.1, without the written consent of the other (which shall not be unreasonably withheld), neither Frost Hanna nor Gaines Berland shall, or shall or cause or permit any of its respective Subsidiaries to: (i) except as expressly contemplated hereby, amend its Articles or Certificate of Incorporation or Bylaws; (ii) issue, sell or authorize for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, except the issuance of not more than 100 shares of Common Stock to new employees of Gaines Berland who are accredited investors and who are not currently Affiliates of Gaines Berland or any Principal Shareholder in a manner which is lawful, does not adversely impact Frost Hanna's shareholders and which could not result in liability to Gaines Berland or Frost Hanna, and with the prior written consent of Frost Hanna (which consent shall not be unreasonably withheld); (iii) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares, except for redemptions of Gaines Berland Common Stock pursuant to the terms of agreements with shareholders existing on the date hereof; (iv) declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock; (v) voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business on arms-length terms to non-Affiliates consistent with past practices; (vi) grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for Taxes not currently due or liens not exceeding $100,000 in the aggregate; (vii) except for the use of margin credit provided by its clearing broker in the case of Gaines Berland or its Subsidiaries, create, incur or assume any liability or indebtedness for borrowed money (including purchase money financing), except in the case of Gaines Berland, in an amount not to exceed the amount reflected in the Gaines Berland Financial Statements for February 28, 1999 in the aggregate; (viii) make or commit to make any capital expenditures in excess of $100,000 in the aggregate;
(ix) grant any increase in the compensation payable or to become payable to directors, officers or employees, other than merit increases to officers and employees in the ordinary course of business consistent with past practices; (x) enter into any agreement, arrangement or commitment that, if it existed on the date hereof, would be a Frost Hanna Material Agreement or a Gaines Berland Material Agreement, as the case may be, or amend or terminate any of same or any existing Frost Hanna Material Agreement or Gaines Berland Material Agreement, as the case may be; (xi) alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected;
(xii) enter into any commitment or transaction other than in the ordinary course of business consistent with past practices or acquire the stock or a substantial part of the business of any other Person; (xiii) take or omit to take any action which would render any of its representations or warranties untrue or misleading or which would be a breach of any of its covenants; (xiv) cancel or waive any material debts, claims or rights or write off the value of any assets or accounts receivable or increase the reserve for uncollectible receivables, except as required by generally accepted accounting principles or by Law; (xv) make any loans, advances or capital contributions to any Person, except routine advances to employees in the ordinary course of their business in non-material amounts or enter into or modify any termination or severance arrangement with any employee or consultant; (xvi) take any action (other than entering into this Agreement and consummating the transactions contemplated hereby) which could reasonably be expected to have a Frost Hanna Material Adverse Effect, in the case of Frost Hanna and its Subsidiaries, or a Gaines Berland Material Adverse Effect, in the case of Gaines Berland and its Subsidiaries; (xvii) make any Guaranty; (xviii) apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of any Affiliate (except for salary and benefits as currently in effect and except in accordance with existing agreements and arrangements which have been disclosed to the other parties in writing); or (xix) waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans; (xx) grant any severance or termination pay to any officer or employee except pursuant to written agreements outstanding, or policies existing, on the date hereof and as previously disclosed on a schedule hereto, or adopt any new severance plan; (xxi) amend or adopt any Gaines Berland Pension Plan, Gaines Berland Plan, or Gaines Berland Welfare Plan; or (xxii) agree, whether in writing or otherwise, to do any of the foregoing.

         5.2 ACCESS.

                  (a) FROST HANNA ACCESS. Frost Hanna shall: (i) afford to Gaines Berland and its agents and representatives reasonable access to the properties, books, records and other information of Frost Hanna and FHGB, provided that such access shall be granted upon reasonable notice and at reasonable times during normal business hours in such a manner as to not unreasonably interfere with normal business operations; (ii) use its reasonable efforts to cause Frost Hanna's personnel, without unreasonable disruption of normal business operations, to assist Gaines Berland in its investigation of Frost Hanna and FHGB pursuant to this SECTION 5.2(a); and (iii) furnish promptly to Gaines Berland all information and documents concerning the business, assets, liabilities, properties and personnel of Frost Hanna and FHGB as Gaines Berland may from time to time reasonably request. In addition, from the date of this Agreement until the Closing Date, Frost Hanna shall cause one or more of its officers to confer on a regular basis with officers of Gaines Berland and to report on the general status of its ongoing operations.

                  (b) GAINES BERLAND ACCESS. Gaines Berland shall: (i) afford to Frost Hanna and its agents and representatives reasonable access to the properties, books, records and other information of Gaines Berland and its Subsidiaries, provided that such access shall be granted upon reasonable notice and at reasonable times during normal business hours in such a manner as to not unreasonably interfere with normal business operations; (ii) use its reasonable efforts to cause Gaines Berland's and its Subsidiaries' personnel, without unreasonable disruption of normal business operations, to assist Frost Hanna in its investigation of Gaines Berland and its Subsidiaries pursuant to this
SECTION 5.2(b); and (iii) furnish promptly to Frost Hanna all information and documents concerning the business, assets, liabilities, properties and personnel of Gaines Berland and its Subsidiaries as Frost Hanna may from time to time reasonably request. In addition, from the date of this Agreement until the Closing Date, Gaines Berland shall cause one or more of its officers to confer on a regular basis with officers of Frost Hanna and to report on the general status of its ongoing operations. Every two weeks, Gaines Berland shall provide Frost Hanna with a summary of all complaints reportable under 95-81 against Gaines Berland or any of its Subsidiaries, or their respective officers, directors or employees.

         5.3 CONFIDENTIALITY. Except as otherwise required by Law or in the performance of obligations under this Agreement, any confidential or proprietary information received by a party or its advisors from any other party shall be kept confidential and shall not be used or disclosed for any purpose other than in furtherance of the transactions contemplated by this Agreement. The obligation of confidentiality shall not extend to information which (i) is or becomes generally available to the public other than as a result of a disclosure by a party (or an Affiliate thereof) in violation of this Agreement, (ii) was in the possession of a party prior to its receipt from such other party, (iii) becomes available to a party on a nonconfidential basis from a source other than a party to this Agreement, provided such source is not in violation of a confidentiality agreement with the party providing such information or (iv) is required to be disclosed by Law or any applicable rules of any stock exchange or the NASDAQ stock market. Upon termination of this Agreement, each party shall, upon request, promptly return or destroy any confidential information received from the other party. The covenants of the parties contained in this SECTION 5.3 shall survive any termination of this Agreement.

         5.4 NOTIFICATION. Each party to this Agreement shall promptly notify the other parties in writing of the occurrence, or threatened occurrence, of:
(i) any event that, with the lapse of time or notice or both, would constitute a breach of this Agreement by such party; (ii) any event that would cause any representation or warranty made by such party in this Agreement to be false or misleading in any respect; and (iii) any event which would have been required to be disclosed herein had such event occurred on or prior to the date of this Agreement. The updating of any schedule pursuant to this Section 5.4 shall not be deemed to release any party for the breach of any representation, warranty or covenant hereunder or of any other liability arising hereunder. If any event or circumstance with respect to Gaines Berland or any Principal Shareholder should occur or exist which would be required to be described in an amendment or supplement to the Frost Hanna Proxy Statement or the Gaines Berland Disclosure Document, or which would cause either such document to contain any untrue statement of a material fact or omit to state a fact necessary to make the statements contained therein not misleading, Gaines Berland shall promptly notify Frost Hanna of such event or circumstance.

         5.5 CONSENT OF GOVERNMENTAL AUTHORITIES AND OTHERS. Each of the parties agrees to file, submit or request (and to cause its Affiliates to file, submit or request) promptly after the date of this Agreement and to prosecute diligently any and all Consents, Permits and Orders required to be filed or submitted to any Governmental Authorities and to seek to resolve any objections raised by any Governmental Authorities or self-regulatory organizations, including those specified in SECTIONS 3.4 and 4.4. Each of Gaines Berland, and Frost Hanna shall promptly make available to the other such information as each of them may reasonably request relating to its business, assets, liabilities, properties and personnel as may be required by each of them to prepare and file or submit such applications and notices and any additional information requested by any Governmental Authority, and shall update by amendment or supplement any such information given in writing. Each of Gaines Berland, and Frost Hanna represents and warrants to the other that such information, as amended or supplemented, shall be true and not misleading.

         5.6 REASONABLE EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties shall use its reasonable efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its control to cause to be fulfilled: (i) those conditions precedent to its obligations to consummate the Merger; and (ii) those actions upon which the conditions precedent to the other party's obligations to consummate the Merger are dependent. The parties shall use reasonable efforts to obtain all Consents required in connection with the consummation of the transactions contemplated by this Agreement.

         5.7 NO OTHER NEGOTIATIONS. Except for the transactions contemplated by this Agreement, unless and until this Agreement shall have been terminated as provided herein, neither Gaines Berland nor any of its Subsidiaries nor Frost Hanna shall (nor shall any of them permit any of their officers, directors, agents, Subsidiaries or Affiliates to): directly or indirectly solicit, encourage, initiate or participate in any negotiations or discussions with respect to any offer or proposal to acquire all or any significant portion of their business, properties or capital stock, whether by merger, purchase of assets, strategic alliance or otherwise, or to sell any capital stock or debt of them or their Subsidiaries in a public offering or otherwise. In the event any party shall receive any such offer or proposal, it shall promptly inform the others as to any such offer. In addition, none of such parties shall provide other third parties with information to evaluate such a proposed transaction, unless doing so is reasonably believed to be necessary to satisfy the fiduciary duties of their respective Boards of Directors.

         5.8 COOPERATION. The parties will cooperate with each other and shall take all reasonable actions required to be taken under any applicable state blue sky or securities laws to permit the issuance of the Frost Hanna Common Stock pursuant to the Merger. The Frost Hanna Proxy Statement and the Gaines Berland Disclosure Document shall be in form and substance reasonably acceptable to the parties. The parties shall provide to one another written information about themselves necessary for such documents to be prepared in compliance with applicable law.

         5.9 SHAREHOLDER APPROVAL. Each of Frost Hanna and Gaines Berland agrees that it will take such action as may be necessary to duly and lawfully call, notice, solicit proxies and convene as promptly as practicable a special meeting of its respective shareholders for the purposes of (i) duly obtaining any shareholder approvals required in connection with the transactions contemplated hereby, (ii) in the case of Frost Hanna, amending Frost Hanna's Articles of Incorporation to change its name to gbiNet, Inc., (iii) in the case of Frost Hanna, electing the persons referenced on SCHEDULE 5.9 as directors of Frost Hanna, effective as of the Effective Time, (iv) in the case of Frost Hanna, amending Frost Hanna's Articles of Incorporation to add blank check preferred stock in accordance with the Articles of Amendment attached hereto as EXHIBIT A, and (v) in the case of Frost Hanna, to adopt the 1999 Performance Equity Plan, the Annual Incentive Bonus Plan and the Special Performance Incentive Plan (substantially in the form of EXHIBIT J). Each of Frost Hanna and Gaines Berland agrees that its Board of Directors shall recommend in the Frost Hanna Proxy Statement and the Gaines Berland Disclosure Document, respectively, and otherwise that its shareholders approve the transactions contemplated hereby and advise its shareholders that it has approved the Merger and the transactions contemplated hereby and otherwise use its best efforts to obtain such approvals. Each of Frost Hanna and Gaines Berland agrees that its Board of Directors shall not withdraw, modify or change any such recommendation or recommend any other transaction to its shareholders for approval.

         5.10 PUBLIC STATEMENTS. The parties have agreed to the form of a press release to be issued on the date hereof, a copy of which is attached as EXHIBIT
H. None of the parties hereto will issue any other public announcement and/or press release concerning this Agreement without the prior written consent of the other parties, which consents shall not be unreasonably withheld, except as required by Law or the rules and regulations of NASD.

         5.11 COMMISSION FILINGS. Frost Hanna shall timely file all reports and other documents required to be filed by it with the Commission under the Exchange Act (including a Form 8-K) from the date of this Agreement to the Effective Date.

         5.12 LISTING. Frost Hanna shall use its reasonable efforts as soon as reasonably practicable to obtain, prior to the Effective Time, approval for listing with NASD electronic bulletin board, the shares of Frost Hanna Common Stock to be issued in the Merger. To the extent Frost Hanna would meet the requirements for inclusion of the Frost Hanna Common Stock on the NASDAQ Small Cap Market immediately after the Effective Time, the parties shall use their best efforts to file the appropriate listing application with NASDAQ as soon as reasonably practicable; provided, however, that any fees paid to NASDAQ shall not be counted against the $4,500,000 threshold.

         5.13 EMPLOYMENT AGREEMENTS. Gaines Berland shall cause each of the Principal Shareholders to execute an Employment Agreement (including a non-compete provision), effective as of the Effective Time, in the form of EXHIBIT B hereto ("EMPLOYMENT AGREEMENTS").

         5.14 NO SECURITIES TRANSACTIONS. Neither Gaines Berland nor any of its Subsidiaries nor any Principal Shareholder shall engage in any transactions involving the securities of Frost Hanna prior to the consummation of the Merger, except that, after full dissemination of the transactions contemplated hereby, Gaines Berland may act as agent for customers who place unsolicited orders for Frost Hanna Common Stock, and Gaines Berland shall use its best efforts to cause each of its officers, directors and employees not to engage in any such restricted transaction.

         5.15 OLD GAINES BERLAND PLAN. The Gaines Berland Retirement Trust Profit Sharing Plan ("OLD GAINES BERLAND PLAN") shall be terminated as soon as possible without cost, expense or liability to Gaines Berland, in excess of $10,000 in the aggregate.

         5.16 INVESTMENT INTENT LETTERS. Gaines Berland shall cause each of its shareholders to execute and deliver to Frost Hanna an investment intent letter in the form of EXHIBIT C.

         5.17 NAME CHANGE. Immediately after the Effective Time, Frost Hanna shall change its name to gbiNet, Inc.

         5.18 RESIGNATIONS. Frost Hanna shall cause all of its officers and directors to resign, effective the Effective Time.

         5.19 SHAREHOLDERS' AGREEMENTS. Gaines Berland shall cause all shareholders' agreements and similar arrangements with respect to Gaines Berland Common Stock to be terminated prior to the Effective Time.

         5.20 EMPLOYMENT AGREEMENTS. Frost Hanna shall cause all employment agreements to which it is a party to be terminated.

         5.21 DEMAND REGISTRATION RIGHTS. Frost Hanna shall use its reasonable efforts to cause all demand registration rights with respect to its securities to be terminated, if it can do so without cost or expense.

         5.22 RELEASES. Gaines Berland shall cause the Principal Shareholders and Frost Hanna shall cause its officers and directors to execute the general releases ("Releases"), substantially in the form of EXHIBIT I.

         5.23 LIFE INSURANCE. All insurance policies insuring the lives of directors of Frost Hanna owned by Frost Hanna or as to which Frost Hanna is the beneficiary shall be terminated or transferred to the designees of such directors, so that Frost Hanna shall have no obligations to make premium payments thereunder after the Effective Time.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

         6.1 INVESTIGATION; NOTICES. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by the receipt of any notice pursuant to SECTION 5.4 or by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants were made. All statements contained herein or in any schedule, certificate, exhibit, list or other document delivered pursuant hereto shall be deemed to be representations and warranties for purposes of this Agreement.

         6.2 SURVIVAL OF THE REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall terminate at the Effective Time and shall not survive the Closing. No Principal Shareholder shall be liable for any breach of any representation or warranty herein by Gaines Berland.

         6.3 SECURITIES ACTIVITIES. Gaines Berland agrees that no party to any Employment Agreement shall engage in any action to the extent such party would be prohibited from doing so under such Employment Agreement.

         6.4 VOTING AGREEMENT. Each of the Principal Shareholders are, concurrently with the execution and delivery hereof, executing and delivering a Voting Agreement (the "VOTING AGREEMENT"), in the form of EXHIBIT D, pursuant to which they will vote their Gaines Berland Common Stock in favor of the Merger.

         6.5 TAX-FREE REORGANIZATION. The parties intend that the Merger be a tax-free plan of reorganization in accordance with Section 368 of the Code, and shall not take any position on any tax return inconsistent therewith.

         6.6 INDEMNIFICATION; INSURANCE.

                  6.6.1 Frost Hanna shall, from and after the Effective Time, indemnify, defend and hold harmless each person who is now, or who becomes prior to the Effective Time, an officer or director of Frost Hanna or FHGB against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amount that are paid in settlement with the express written approval of the indemnifying party (which approval shall not be withheld unreasonably) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of Frost Hanna or FHGB, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ("INDEMNIFIED LIABILITIES"), and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated by this Agreement, in each case to the full extent provided under the Articles of Incorporation and Bylaws of Frost Hanna as in effect as of the date hereof or permitted under the Florida BCA, to indemnify directors and officers.

                  6.6.2 For a period of six years after the Effective Date, Frost Hanna shall, subject to applicable law, keep in effect provisions in its Articles of Incorporation and Bylaws providing for exculpation of director and officer liability and indemnification of the directors and officers of Frost Hanna to the fullest extent permitted under the Florida BCA, which provision shall not be amended except as required by applicable law or except to make changes permitted by law that would enlarge the right of indemnification.

                  6.6.3 For a period of six years after the Effective Time, Frost Hanna shall cause to be maintained in effect one or more policies of directors' and officers' liability insurance with respect to any claim, action, suit, proceeding or investigation arising from facts or events which occurred at or before the Effective Time, and such policy or policies shall be with a carrier or carriers satisfactory to the parties intended to be benefitted thereby, and with the limits, deductibles and other characteristics no less favorable than those set forth on SCHEDULE 6.6. Such policies shall be no less favorable to the insureds than the policies acquired after the date of this Agreement for the benefit of officers and directors of Frost Hanna. Any and all such policies shall be issued by reasonably satisfactory insurance carriers, shall have no uncustomary exclusions, and shall otherwise be in form and substance satisfactory to those persons who are officers and directors of Frost Hanna as of the date hereof. The premiums for such six-year period shall be paid immediately after Closing and shall not be subtracted or counted in calculating the minimum cash or cash equivalents required to be held as a condition to Gaines Berland's obligations to close the transactions contemplated hereby pursuant to Section 7.3(f).

                  6.6.4 The provisions of this Section 6.6 are intended for the benefit of, and shall be enforceable by, each party indemnified pursuant to this
SECTION 6.6 and his or her heirs and representatives.

         6.7 FURTHER ASSURANCES. The parties hereto shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement.

         6.8 FROST HANNA AMENDMENT TO ARTICLES OF INCORPORATION. Immediately after the Effective Time, Frost Hanna will amend its Articles of Incorporation as contemplated hereby.

         6.9 USE OF NAME. After the Effective Time, none of the Principal Shareholders shall establish or otherwise be associated with, as owner, partner, shareholder, employee or otherwise, any entity engaged in any aspect of the securities business which utilizes the name "Gaines" or "Berland" or any variation thereof, or grant any other Person the right to do so; PROVIDED, HOWEVER, notwithstanding anything to the contrary provided in this Agreement or elsewhere, Joseph Berland will be permitted to us the name "Berland" or any variation of "Berland" in connection with (i) the securities business so long as it is in connection with Gaines Berland or so long as it is in furtherance of the business of an organization with no more than five employees or independent contractors or (ii) any business other than the securities business.

                                   ARTICLE VII

                   CLOSING; CONDITIONS PRECEDENT; TERMINATION

         7.1 CLOSING. Upon the terms and subject to the conditions hereof, the consummation of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Gusrae, Kaplan & Bruno, 120 Wall Street, New York, New York, as promptly as practicable and in any event within 15 days after the satisfaction or waiver of the conditions precedent to the obligations of the parties set forth in this Article VII (the "CLOSING DATE"), or on such other date and at such other place as may be agreed to by the parties. At the Closing, the parties shall deliver to each other such customary documents as may be specified, or required to satisfy the conditions set forth, in SECTIONS 7.2, 7.3 and 7.4, and such other documents and instruments as each party may reasonably request from the other parties. On the Closing Date, the parties shall cause to be filed a Certificate of Merger with the Secretary of State of the State of New York. The Closing shall be effective at 5:00 P.M., Eastern Time, on the date (the "EFFECTIVE DATE") such Certificate of Merger are filed ("EFFECTIVE TIME"). All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

         7.2 MUTUAL CONDITIONS PRECEDENT. The respective obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

                  (a) GOVERNMENTAL CONSENTS. All Consents required by Governmental Authorities and self-regulatory organizations for the consummation of the transactions contemplated by this Agreement shall have been obtained without any material conditions, and neither the Commission nor any self-regulatory organization shall have raised any unresolved objection to the Merger. All of such Consents shall have been obtained without the imposition of any conditions which would materially adversely affect Frost Hanna's ability to operate Gaines Berland or any of its Subsidiaries or business units following the Closing.

                  (b) NO LITIGATION. No litigation, arbitration or other proceeding shall be pending or, to the knowledge of the parties, threatened by or before any court, arbitration panel or Governmental Authority; no Law shall have been enacted after the date of this Agreement; and no judicial or administrative decision shall have been rendered; in each case, which enjoins, prohibits or materially restricts, or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by this Agreement.

                  (c) SHAREHOLDER APPROVAL. Each of Frost Hanna and Gaines Berland shall have obtained the approval of their respective shareholders required for the consummation of the transactions contemplated therein; and the approval of Frost Hanna's shareholders shall be the shareholder approval required in Frost Hanna's prospectus, dated September 22, 1997.

                  (d) RELEASES. Each of the Releases shall have been executed and delivered.

         7.3 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF GAINES BERLAND. The obligations of Gaines Berland to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of Frost Hanna and FHGB contained in this Agreement or in any certificate or notice delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects after giving effect to the materiality qualifications contained in such representations and warranties) as of the Closing Date with the same force and effect as though made on and as of such date, except to the extent that such representations and warranties by their terms are specifically made as of an earlier date.

                  (b) COVENANTS PERFORMED. The covenants of Frost Hanna and FHGB contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with in all material respects.

                  (c) CONSENTS. Frost Hanna shall have received all Consents necessary to effectuate the transactions contemplated herein, all of which shall have been obtained without the imposition of any materially adverse terms or conditions.

                  (d) OPINION OF COUNSEL. Gaines Berland shall have received from Akerman, Senterfitt & Eidson, P.A., legal counsel to Frost Hanna, an opinion letter, dated the Closing Date, in form and substance reasonably satisfactory to Gaines Berland, with respect to the matters set forth on EXHIBIT E.

                  (e) CERTIFICATE OF FROST HANNA. Frost Hanna shall have delivered to Gaines Berland a certificate executed by its President, dated the Closing Date, certifying in such detail as Gaines Berland may reasonably request
(i) that the conditions specified in SECTIONS 7.3(a), (b) and (c) above have been fulfilled and (ii) as to such other matters as Gaines Berland may reasonably request.

                  (f) MINIMUM CASH. Frost Hanna shall have enough cash and cash equivalent so that no adjustment to the Conversion Ratio shall be necessary under SECTION 2.5.3.

                  (g) RESIGNATIONS. All of Frost Hanna's officers and directors shall have resigned.

                  (h) RECORDS. Frost Hanna shall have turned over to Gaines Berland all of its books and records.

                  (i) EMPLOYMENT AGREEMENTS. All employment agreements to which Frost Hanna is a party shall have been terminated.

         7.4 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF FROST HANNA AND FHGB. The obligations of Frost Hanna and FHGB to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of Gaines Berland and the Principal Shareholders contained in this Agreement or in any certificate or notice delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects after giving effect to the materiality qualifications contained in such representations and warranties) as of the Closing Date with the same force and effect as though made on and as of such date, except to the extent such representations and warranties by their terms are specifically made as of an earlier date.

                  (b) COVENANTS PERFORMED. The covenants of Gaines Berland and the Principal Shareholders contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with in all material respects.

                  (c) NO MATERIAL ADVERSE CHANGE. There has been no Gaines Berland Material Adverse Effect since February 28, 1999 and no event or condition shall have occurred which has adversely affected or may reasonably be expected to have a Gaines Berland Material Adverse Effect.

                  (d) CONSENTS. Gaines Berland shall have obtained all Consents necessary to complete the transactions contemplated herein, all of which shall have been obtained without the imposition of any materially adverse terms or conditions.

                  (e) OPINION OF COUNSEL. Frost Hanna shall have received from Gusrae, Kaplan & Bruno, Gaines Berland's counsel, an opinion letter, dated the Closing Date, in form and substance reasonably satisfactory to Frost Hanna, with respect to the matters set forth in EXHIBIT F.

                  (f) CERTIFICATE OF GAINES BERLAND, G-TRADE AND HOLDINGS. Gaines Berland, G-Trade and Holdings shall have delivered to Frost Hanna a certificate executed by their President, dated the Closing Date, certifying in such detail as Frost Hanna may reasonably request, that the conditions specified in SECTIONS 7.4(a), (b) and (c) above have been fulfilled, and certifying the number of outstanding shares of Gaines Berland Common Stock immediately prior to the Effective Time.

                  (g) AUDITOR'S LETTERS. Frost Hanna shall have received a letter dated as of the date not more than three (3) days prior to the Effective Date, the date of mailing of the Frost Hanna Proxy Statement and the Gaines Berland Disclosure Document by Frost Hanna and Gaines Berland as contemplated herein and the date of the shareholders' meetings of Frost Hanna and Gaines Berland, from Goldstein Golub Kessler LLP, auditors for Gaines Berland addressed to Frost Hanna and in form and substance customary for transactions of the type contemplated hereby and reasonably satisfactory to Frost Hanna.

                  (h) SHAREHOLDERS' AGREEMENTS. All shareholders' agreements and similar arrangements with respect to Gaines Berland Common Stock shall have been terminated.

                  (i) EMPLOYMENT AGREEMENTS. Each of the Employment Agreements shall have been executed and delivered.

                  (j) DISSENTERS' RIGHTS. The shareholders of Gaines Berland shall not have duly exercised (and not withdrawn) dissenters' rights with respect to 3% or more of the outstanding Gaines Berland Common Stock.

                  (k) INVESTMENT INTENT LETTERS. Each Shareholder of Gaines Berland shall have executed and delivered an investment intent letter in the form of EXHIBIT C.

         7.5 TERMINATION; TERMINATION FEE. This Agreement and the transactions contemplated hereby may be terminated prior to the Closing: (i) at any time by mutual consent of the parties; (ii) by Frost Hanna or Gaines Berland if the Closing has not occurred on or prior to October 31, 1999 (the "TERMINATION DATE"), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder; (iii) by Gaines Berland at any time in its sole discretion if any of the representations or warranties of Frost Hanna or FHGB in this Agreement are not in all material respects true and accurate or if Frost Hanna or FHGB breaches in any material respect any covenant (including, but not limited to, covenants under SECTION 5.9) contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured prior to October 31, 1999, or such other date as the parties may agree in writing; (iv) by Frost Hanna at any time in its sole discretion if any of the representations or warranties of Gaines Berland in this Agreement are not in all material respects true and accurate or if Gaines Berland breaches in any material respect any covenant (including, but not limited to, covenants under SECTION 5.9) contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured prior to October 31, 1999, or such other date as the parties may agree in writing; (v) by Frost Hanna if Gaines Berland fails to obtain the required vote of its shareholders at a meeting of shareholders duly convened therefor or at any adjournment thereof; or
(vi) by Frost Hanna or Gaines Berland if Frost Hanna fails to obtain the required vote of its shareholders at a meeting of shareholders duly convened therefor or at any adjournment thereof; provided, HOWEVER, that the right to terminate this Agreement under SUBSECTIONS (v) AND (vi) shall not be available to Frost Hanna, Gaines Berland, Holdings or G-Trade where the failure to obtain shareholder approval of such party was caused by the act or failure to act of such party and such act or failure to act constitutes a material breach by such party of this Agreement; provided, further, that the right to terminate this Agreement under SUBSECTION (vi) shall not be available to Gaines Berland if any Person signing a Voting Agreement fails to vote in favor of the Merger and the transactions contemplated hereby at the meeting of Gaines Berland's, Holdings' and G-Trade's shareholders. If this Agreement is terminated pursuant to this
SECTION 7.5, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (iii) and (iv) above, if any, this Agreement shall terminate without further actions by the parties and, except as provided in this SECTION 7.5, no party shall have any further obligations under this Agreement; provided that any termination of this Agreement pursuant to this
SECTION 7.5 shall not relieve any party from any liability for any intentional or willful breach or violation hereof; PROVIDED, FURTHER that a breach of
SECTION 5.9 shall not be deemed an intentional or willful breach if the Board of Directors believed in good faith and upon advise of counsel that such a breach was necessary for it to fulfill its fiduciary interests of its shareholders. In the event of a termination of this Agreement, the exclusive remedy of the parties hereunder (except for willful or intentional breaches) shall be as set forth in this Section 7.5. Notwithstanding the termination of this Agreement, the respective obligations of the parties under SECTIONS 5.3, and Article VIII shall survive the termination of this Agreement.

         In the event this Agreement is terminated by Gaines Berland pursuant to
SECTION 7.5(iii), Frost Hanna shall promptly, but in no event later than ten business days after the date of such termination, pay to Gaines Berland, Holdings and G-Trade a fee equal to $250,000 in immediately available funds. In the event this Agreement is terminated by Frost Hanna pursuant to SECTION 7.5(iv), Gaines Berland, Holdings and G-Trade shall promptly, but in no event later than ten business days after the date of such termination, pay to Frost Hanna a fee equal to $250,000 in immediately available funds. In the event this Agreement is terminated by Gaines Berland pursuant to SECTION 7.5(vi) after Frost Hanna's Board of Directors withdrew its recommendation to its shareholders to approve the Merger because it believed that it was required to do so to satisfy its fiduciary duties to its shareholders, then Frost Hanna shall promptly, but in no event later than 10 days after such termination, pay to Gaines Berland a fee of $100,000 in immediately available funds. The parties acknowledge that the provisions set forth in this SECTION 7.5 are an integral part of the transactions contemplated by this Agreement, that without such provisions the parties would not have entered into this Agreement and that the above-referenced fees are liquidated damages and not penalties, are intended to, among other things, compensate the parties for expenses incurred in connection herewith.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 NOTICES. Any notice or other communication under this Agreement shall be in writing and shall be delivered personally or sent by prepaid overnight courier with guaranteed next day delivery to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery. A copy of any notices delivered to Frost Hanna shall also be sent to Teddy D. Klinghoffer, Esq., Akerman, Senterfitt & Eidson, P.A., One Southeast Third Avenue, Miami, Florida 33131. A copy of any notices delivered to Gaines Berland shall also be delivered to Martin Kaplan, Esq., Gusrae, Kaplan & Bruno, 120 Wall Street, New York, New York 10005.

         8.2 ENTIRE AGREEMENT. This Agreement contains every obligation and understanding among the parties relating to the subject matter hereof and merge all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein.

         8.3 ASSIGNMENT. This Agreement may not be assigned by any party without the written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

         8.4 WAIVER AND AMENDMENT. Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party by a person who has been authorized by its Board of Directors to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

         8.5 NO THIRD PARTY BENEFICIARY. Except as set forth in Section 6.6, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         8.6 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

         8.7 EXPENSES. All expenses (including, without limitation, legal fees and expenses, investment banking fees, fees and expenses of accountants) incurred by Gaines Berland, Holdings and G-Trade in connection with the transactions contemplated hereby will be borne by Gaines Berland , Holdings and G-Trade and all expenses (including, without limitation, legal fees and expenses, investment banking fees, fees and expenses of accountants) incurred by Frost Hanna or FHGB in connection with the transactions contemplated hereby will be borne by Frost Hanna, except that Harter Financial shall be issued 150,000 restricted shares of Frost Hanna Common Stock.

         8.8 HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

         8.9 COUNTERPARTS; CONSTRUCTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any telecopied version of any manually executed signature page shall be deemed a manually executed original. Each provision of this Agreement shall be independent of all other provisions, and no provision shall limit any other provision.

         8.10 LITIGATION; PREVAILING PARTY. In the event of any litigation with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for the prevailing party.

         8.11 INJUNCTIVE RELIEF. It is possible that remedies at law may be inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

         8.12 REMEDIES CUMULATIVE. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

         8.13 PARTICIPATION OF PARTIES; CONSTRUCTION: INDEPENDENT COUNSEL. The parties hereto acknowledge that this Agreement and all matters contemplated herein, have been negotiated among all parties hereto and their respective legal counsel and that all such parties have participated in the drafting and preparation of this Agreement from the commencement of negotiations at all times through the execution hereof. This Agreement shall be construed and interpreted without regard to presumption or other rule or interpretation against the party who may have had primary responsibility for drafting this Agreement. Each of the Principal Shareholders has been represented by his own independent legal counsel in connection with the transactions contemplated hereby.

         8.14 GOVERNING LAW. This Agreement has been entered into and shall be construed and enforced in accordance with the Laws of the State of New York without reference to the choice of Law principles thereof.

         8.15 JURISDICTION AND VENUE. This Agreement shall be subject to the exclusive jurisdiction of the courts of the City, County and State of New York which shall be the exclusive jurisdiction and venue for disputes, actions or lawsuits arising out of or relating to this Agreement or the transactions contemplated hereby. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the City, County and State of New York by virtue of a failure to perform an act required to be performed in the City, County and State of New York and irrevocably and expressly agree to submit to the jurisdiction of the courts of the City, County and State of New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by Law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in the City, County and State of New York, and further irrevocably waive any claim that any suit, action or proceeding brought in the City, County and State of New York has been brought in an inconvenient forum.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                   FROST HANNA CAPITAL GROUP, INC.

                                   By:
                                      -----------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                   Address:          327 Plaza Real
                                                     Boca Raton, FL 33432


                                   FHGB ACQUISITION CORPORATION

                                   By:
                                      -----------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                   Address:          327 Plaza Real
                                                     Boca Raton, FL 33432


                                   GAINES, BERLAND INC.

                                   By:
                                      -----------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                   Address:          1055 Stewart Avenue
                                                     Beth Page, NY  11714


                                   G-TRADE CAPITAL CORP.

                                   By:
                                      -----------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                   Address:          1055 Stewart Avenue
                                                     Beth Page, NY  11714

                                   GAINES BERLAND HOLDINGS, INC.


                                   By:
                                      -----------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                   Address:          1055 Stewart Avenue
                                                     Beth Page, NY  11714

                                LIST OF SCHEDULES


SCHEDULE            DESCRIPTION
--------            -----------

 1                  List of Principal Shareholders

3.1                 Qualification

3.4                 Consents of Governmental Authorities

3.5                 Financial Statements

3.7                 Legal Proceedings

3.8                 Brokers

3.9                 Material Adverse Changes

3.11                Capitalization

3.13(a)             Liens

3.13(b)             Intellectual Property

3.14                Governmental Authorizations

3.15                Insurance Policies

3.16(b)             Employment

3.16(c)             Employment

3.16(d)             Plans

3.16(e)             Personnel

3.17                Material Agreements

3.18                Accounts

3.19                Inventory of Securities

3.20                Related Party Transactions

3.21(a)             Taxes

3.22                Guaranties

3.25                Broker-Dealer

3.27                Investment Intent

4.1                 Qualification

4.3                 No Violation or Conflict

4.5                 Financial Statements

SCHEDULE            DESCRIPTION
--------            -----------

4.7                 Legal Proceedings

4.8                 Brokers

4.9                 Material Adverse Changes

4.11                Capitalization

4.12                Options

4.13                Properties

4.14                Consents and Permits

4.15                Insurance

4.16(c)             Employment Agreements

4.16(e)             Directors and Officers

4.17                Material Agreements

4.18                Accounts

4.20                Related Party Transactions

5.1                 Interim Operations

5.9                 Directors

6.6                 Indemnification and Insurance

                                LIST OF EXHIBITS



    EXHIBIT   DESCRIPTION
    -------   -----------

       A      Articles of Amendment

       B      Form of Employment Agreement

       C      Form of an Investment Intent Letter

       D      Form of Voting Agreement

       E      Form of Opinion of Counsel from Akerman, Senterfitt & Eidson, P.A.

       F      Form of Opinion of Counsel from Gusrae, Kaplan & Bruno

       G      Certificate of Merger

       H      Form of a Press Release

       I      Form of General Releases

       J      Plans